UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5225
Oppenheimer Quest for Value Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: October 31
Date of reporting period: 10/31/2011

Item 1. Reports to Stockholders.
October 31, 2011

October 31, 2011

Oppenheimer

Global Allocation Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

MANAGEMENT COMMENTARY
An Interview with your Fund’s Portfolio Manager
ANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Metals & Mining	7.0%
Oil, Gas & Consumable Fuels	3.9
Beverages	3.1
Internet Software & Services	2.4
Food & Staples Retailing	2.4
Pharmaceuticals	2.2
Software	2.2
Communications Equipment	1.9
IT Services	1.9
Machinery	1.8
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on net assets.

Top Ten Common Stock Holdings

America Movil SAB de CV, ADR, Series L	0.8%
Infosys Ltd.	0.8
NHN Corp.	0.7
Roche Holding AG	0.6
QUALCOMM, Inc.	0.6
High Tech Computer Corp.	0.6
Apple, Inc.	0.5
BT Group plc	0.5
Oracle Corp.	0.5
Vale SA, Sponsored ADR, Preference	0.5
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.
7 | OPPENHEIMER GLOBAL ALLOCATION FUND

TOP HOLDINGS AND ALLOCATIONS
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on the total market value of investments.
8 | OPPENHEIMER GLOBAL ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended October 31, 2011, followed by a graphical comparison of the Fund’s performance to the S&P 500 Index and the Fund’s Reference Index.
Management’s Discussion of Fund Performance. Oppenheimer Global Allocation Fund’s Class A shares (without sales charge) returned -0.37% during the period. In comparison, the S&P 500 Index returned 8.09% and the Fund’s Reference Index (the “Index”) returned 3.33%.
     Relative to the Index, the Fund’s investments in emerging market equities and synthetic exposure to U.S. stocks were among the most significant detractors from performance. Although we had a significant allocation to emerging market bonds over the first half of the reporting period, we completely exited this position in the closing months of 2010 as yield compression coupled with the threat of inflation made us less constructive on this asset class. Trading out of these markets significantly mitigated the negative impact of these strategies over the reporting period. However, developing market equities were also adversely impacted by a number of issues in the weakening global economy, including growth concerns as policy-makers in emerging markets implemented measures to mitigate inflation, a possible slowdown in China’s economy and ongoing European sovereign debt issues. Thus, emerging market equities experienced declines and underperformed their developed market counterparts; the MSCI Emerging Markets Index returned -7.72% versus the MSCI World Index, which returned 1.76%. However, more recently, lower food and energy prices combined with more restrictive monetary policy fed through to lower inflation, and developing markets began to fare better, producing positive results in the last month of the period. Our outlook on emerging market equities remained positive and we maintained a sizable allocation to this strategy at period end.
     The Fund’s strongest contributors to performance were its cash investments in U.S. and international developed market equities. Stocks domiciled in the U.S. and international developed markets generally produced solid results despite the extreme market volatility over the third quarter of 2011. At period end, the Fund had its most significant equity exposure to developed market equities, and particularly to what we view as high-quality U.S.-based stocks. The Fund also benefited from its exposure to leveraged loans and investment grade corporate bonds, which performed well despite significant bouts of risk aversion in the second half of the period. We believe these securities continue to have the potential to offer attractive risk-adjusted returns given higher yields, and their superior position in the capital structure.
     We use derivatives to cheaply mitigate downside risk and efficiently access market upside. This is what we call “return shaping.” The Fund’s derivatives strategies detracted
9 | OPPENHEIMER GLOBAL ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
from performance for the one-year period, primarily due to long exposure to equities sourced via options. This strategy, termed a “long risk reversal”, involved purchasing cheap call options, funded by selling expensive put options.1 Such a strategy appeared attractive since investors were generally willing to pay a premium for downside protection in the form of put options. As equities experienced significant volatility in the second half of the reporting period, the strategy experienced losses. However, we believe implementing our constructive equity views with options rather than holding actual stocks was marginally beneficial as they would have outperformed a similar cash allocation to equities during the late summer sell-off.
     Other equity strategies benefited performance. For example, in May 2011 we implemented a put spread as a downside hedge since risk tolerance among investors had increased significantly, reducing the cost of buying protection against a market decline. A put spread involves selling put options struck “out of the money” and using the proceeds to partially fund the purchase of put options struck “nearer to the money”.2 In August, we closed the position given the significant selloff in stocks and took profits.
     The return shaping strategy that most significantly benefited performance was our exposure to long 10-year Treasury futures call options, which was established to protect against downward market movements. These call options significantly increased in value over the second half of the period as a result of the increase in Treasury bond prices. However, at the same time, the call options became more sensitive to changes in interest rates as they moved closer to the money. In response, we sold them for gains and bought cheaper, further-out of the money call options. This reduced potential negative exposure should interest rates rise materially, while preserving the hedging benefits associated with additional yield compression.
     Finally, in August 2011, we implemented a strategy that partially hedged our exposure to gold spot prices. At that point, gold prices had run up considerably, and rather than selling our exposure to gold stocks outright, we took advantage of relatively expensive call options and cheap put options to hedge a portion of the risk that gold spot prices may decline significantly.

1.	A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price.

2.	“Out of the money” is when the strike price is below the current trading price of the underlying security. “Nearer to the money” is when the strike price is closer to the current trading price of the underlying security.
10 | OPPENHEIMER GLOBAL ALLOCATION FUND

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2011. Performance is measured over a ten-fiscal-year period for all Classes. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results. Prior to 8/16/10, the Fund was managed by a Sub-Adviser. Because of changes to certain non-fundamental investment policies in connection with a change from a balanced strategy to a global allocation strategy, performance prior to 8/16/10 is not indicative of performance for any subsequent periods.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Fund’s Reference Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 30% of the Russell 1000 Index, 30% of the MSCI All Country World Ex. U.S. Index, 20% of the Barclays Capital U.S. Aggregate Bond Index and 20% of the Barclays Multiverse Index (ex-U.S.). The performance of the Reference Index is shown for 7 years (1/31/03 - 10/31/11) because performance data for certain sub-indexes was unavailable for the full 10-year period. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
11 | OPPENHEIMER GLOBAL ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER GLOBAL ALLOCATION FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.

1.	The performance of the Reference Index is shown for 7 years (1/31/03 - 10/31/11) because performance data for certain sub-indexes was unavailable for the full 10-year period.
13 | OPPENHEIMER GLOBAL ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER GLOBAL ALLOCATION FUND

 Class N Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.

1.	The performance of the Reference Index is shown for 7 years (1/31/03 - 10/31/11) because performance data for certain sub-indexes was unavailable for the full 10-year period.
15 | OPPENHEIMER GLOBAL ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.

1.	The performance of the Reference Index is shown for 7 years (1/31/03 - 10/31/11) because performance data for certain sub-indexes was unavailable for the full 10-year period.
16 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. Prior to August 16, 2010, the Fund was sub-advised by Oppenheimer Capital LLC, an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P., neither of which is affiliated with OppenheimerFunds, Inc., the Fund’s investment adviser.
Class A shares of the Fund were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 5/1/00. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER GLOBAL ALLOCATION FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2011	October 31, 2011	October 31, 2011

Actual
Class A	$1,000.00	$907.40	$6.51
Class B	1,000.00	903.40	10.66
Class C	1,000.00	904.00	9.94
Class N	1,000.00	906.70	7.67
Class Y	1,000.00	908.80	4.87

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.40	6.89
Class B	1,000.00	1,014.06	11.28
Class C	1,000.00	1,014.82	10.52
Class N	1,000.00	1,017.19	8.12
Class Y	1,000.00	1,020.11	5.16
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.35%
Class B	2.21
Class C	2.06
Class N	1.59
Class Y	1.01
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS October 31, 2011

	Shares	Value

Wholly-Owned Subsidiary—4.9%
Oppenheimer Global Allocation Fund (Cayman) Ltd.[1,2] (Cost $90,469,194)	2,921	$99,087,421

Common Stocks—63.4%
Consumer Discretionary—7.3%
Auto Components—0.1%
Dana Holding Corp.[2]	10,239	144,779
Johnson Controls, Inc.	81,640	2,688,405

		2,833,184

Automobiles—0.4%
Bayerische Motoren Werke (BMW) AG	45,433	3,712,845
PT Astra International Tbk	474,000	3,628,310

		7,341,155

Distributors—0.1%
CFAO	70,340	2,725,225
Diversified Consumer Services—0.7%
Ambow Education Holding Ltd., ADR[2]	49,310	330,377
Anhanguera Educacional Participacoes SA	74,700	1,109,938
Benesse Holdings, Inc.	57,900	2,532,847
Dignity plc	214,078	2,801,546
Estacio Participacoes SA	193,800	2,280,199
Kroton Educacional SA2	78,300	875,194
MegaStudy Co. Ltd.	18,957	2,101,966
New Oriental Education & Technology Group, Inc., Sponsored ADR[2]	31,820	943,145
Zee Learn Ltd.[2]	141,041	55,285

		13,030,497

Hotels, Restaurants & Leisure—1.4%
Carnival Corp.	72,560	2,554,838
Ctrip.com International Ltd., ADR[2]	107,890	3,761,045
Domino’s Pizza UK & IRL plc	222,020	1,626,121
Gaylord Entertainment Co., Cl. A2	11,016	257,664
Genting Berhad	245,900	856,955
Genting Singapore plc[2]	1,162,000	1,586,707
Home Inns & Hotels Management, Inc., ADR[2]	54,310	1,855,230
Jollibee Foods Corp.	989,530	2,092,290
McDonald’s Corp.	73,305	6,806,369
William Hill plc	1,399,123	4,859,238
20 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Hotels, Restaurants & Leisure Continued
Yum! Brands, Inc.	41,430	$2,219,405

		28,475,862

Household Durables—0.1%
SEB SA	34,460	2,891,932
Internet & Catalog Retail—0.3%
Amazon.com, Inc.[2]	12,986	2,772,641
B2W Companhia Global do Varejo	246,617	2,005,285
Yoox SpA[2]	62,853	897,606

		5,675,532

Leisure Equipment & Products—0.1%
Nintendo Co. Ltd.	8,900	1,346,081
Media—1.0%
Grupo Televisa SA, Sponsored GDR	264,390	5,639,439
SES, FDR	89,160	2,274,817
Time Warner Cable, Inc.	44,308	2,821,977
TV18 Broadcast Ltd.[2]	212,507	197,544
Walt Disney Co. (The)	112,116	3,910,606
Zee Entertainment Enterprises Ltd.	2,064,492	5,145,679

		19,990,062

Multiline Retail—0.5%
Lojas Americanas SA	1,800	13,997
Lojas Americanas SA, Preference	493,599	4,413,166
Pinault-Printemps-Redoute SA	15,870	2,469,984
Shinsegae Co. Ltd.	8,651	2,166,793

		9,063,940

Specialty Retail—1.0%
Bed Bath & Beyond, Inc.[2]	13,726	848,816
Hennes & Mauritz AB, Cl. B	49,044	1,617,474
Industria de Diseno Textil SA	77,449	7,010,976
Limited Brands, Inc.	59,940	2,560,037
O’Reilly Automotive, Inc.[2]	31,221	2,374,357
Tiffany & Co.	51,653	4,118,294
TJX Cos., Inc. (The)	31,333	1,846,454

		20,376,408
21 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Textiles, Apparel & Luxury Goods—1.6%
Burberry Group plc	216,837	$4,640,485
Coach, Inc.	72,624	4,725,644
Compagnie Financiere Richemont SA, Cl. A	42,197	2,394,239
Li Ning Co. Ltd.	731,000	697,914
Luxottica Group SpA	103,201	3,031,983
LVMH Moet Hennessy Louis Vuitton SA	28,970	4,801,204
Nike, Inc., Cl. B	50,291	4,845,538
Ralph Lauren Corp.	27,573	4,378,317
Swatch Group AG (The), Cl. B	8,976	3,763,733

		33,279,057

Consumer Staples—8.8%
Beverages—3.1%
Anadolu Efes Biracilik ve Malt Sanayii AS	48,727	592,417
Anheuser-Busch InBev NV, Sponsored ADR	26,920	1,493,252
Brown-Forman Corp., Cl. B	37,650	2,813,585
C&C Group plc	1,127,626	4,571,668
Carlsberg AS, Cl. B	96,864	6,508,617
Coca-Cola Co. (The)	92,630	6,328,482
Companhia de Bebidas das Americas, Sponsored ADR, Preference	151,000	5,091,720
Diageo plc	242,792	5,032,060
East African Breweries Ltd.	80,873	126,173
Fomento Economico Mexicano SA de CV, Sponsored ADR	129,130	8,658,167
Fomento Economico Mexicano SA de CV, UBD	1,015,259	6,812,832
Grupo Modelo SA de CV, Series C	169,853	1,080,524
Heineken NV	26,221	1,269,922
Nigerian Breweries plc	2,291,022	1,316,492
Pernod-Ricard SA	47,480	4,434,620
SABMiller plc	165,840	6,017,719

		62,148,250

Food & Staples Retailing—2.4%
Almacenes Exito SA	168,797	2,171,023
BIM Birlesik Magazalar AS	59,495	1,808,705
Cencosud SA	248,649	1,570,393
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR	151,810	5,949,434
Costco Wholesale Corp.	60,427	5,030,548
Dairy Farm International Holdings Ltd.	168,828	1,367,507
22 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Food & Staples Retailing Continued
E-Mart Co. Ltd.[2]	22,486	$5,833,809
Etablissements Economiques du Casino Guichard-Perrachon SA	24,600	2,301,455
Magnit	68,702	7,457,758
Magnit OJSC, Sponsored GDR	87,400	2,195,619
Shoppers Drug Mart Corp.	115,288	4,846,318
Sun Art Retail Group Ltd.[2]	32,000	41,006
Wal-Mart de Mexico SAB de CV, Series V	1,745,213	4,504,789
Woolworths Ltd.	78,324	1,947,813
Wumart Stores, Inc.[2]	367,000	741,541

		47,767,718

Food Products—1.7%
Aryzta AG	107,874	5,216,737
Barry Callebaut AG	6,034	5,736,356
Mead Johnson Nutrition Co., Cl. A	5,360	385,116
Nestle SA	87,598	5,079,447
Nestle SA, Sponsored ADR	37,075	2,141,452
Tingyi Holding Corp. (Cayman Islands)	1,688,000	4,770,731
Unilever NV CVA	55,354	1,903,474
Unilever NV, NY Shares	63,181	2,181,640
Unilever plc	138,236	4,614,433
Want Want China Holdings Ltd.	3,767,000	3,468,981

		35,498,367

Household Products—0.8%
Colgate-Palmolive Co.	65,406	5,910,740
Hindustan Unilever Ltd.	618,923	4,776,492
Reckitt Benckiser Group plc	78,192	4,020,678
Unilever Indonesia Tbk	1,259,500	2,211,691

		16,919,601

Personal Products—0.6%
Colgate-Palmolive (India) Ltd.	128,579	2,637,823
Dabur India Ltd.	560,636	1,161,465
Estee Lauder Cos., Inc. (The), Cl. A	4,950	487,328
L’Oreal SA	15,230	1,681,896
Marico Ltd.	579,300	1,838,604
Natura Cosmeticos SA	193,300	3,771,762

		11,578,878
23 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Tobacco—0.2%
Eastern Tobacco Co.	19,635	$309,831
Philip Morris International, Inc.	53,413	3,731,966

		4,041,797

Energy—5.5%
Energy Equipment & Services—1.6%
Baker Hughes, Inc.	72,910	4,228,051
Cameron International Corp.[2]	30,710	1,509,089
Ensco plc, Sponsored ADR	9,310	462,335
Eurasia Drilling Co. Ltd., GDR[3]	89,590	2,104,600
Eurasia Drilling Co. Ltd., GDR[3,4]	1,500	35,237
Halliburton Co.	71,749	2,680,543
National Oilwell Varco, Inc.	57,230	4,082,216
Saipem SpA	56,831	2,524,643
Schlumberger Ltd.	80,281	5,898,245
Schoeller-Bleckmann Oilfield Equipment AG	26,077	2,055,336
Technip SA	44,390	4,196,937
Tenaris SA, ADR	128,390	4,084,086

		33,861,318

Oil, Gas & Consumable Fuels—3.9%
Apache Corp.	25,540	2,544,550
BG Group plc	329,330	7,136,853
Cairn Energy plc[2]	1,150,340	5,417,977
Chevron Corp.	72,222	7,586,921
China Shenhua Energy Co. Ltd.	1,027,500	4,703,937
CNOOC Ltd.	2,575,000	4,866,953
ConocoPhillips	35,193	2,451,192
Exxon Mobil Corp.	56,213	4,389,673
NovaTek OAO, Sponsored GDR[3,4]	19,900	2,770,661
NovaTek OAO, Sponsored GDR[3]	57,500	8,005,679
Occidental Petroleum Corp.	61,906	5,753,544
Peabody Energy Corp.	43,400	1,882,258
Petroleo Brasileiro SA, Sponsored ADR	329,400	8,330,526
Range Resources Corp.	1,068	73,521
Royal Dutch Shell plc, ADR	66,510	4,716,224
Tsakos Energy Navigation Ltd.	47,350	283,153
Tullow Oil plc	313,970	7,047,567
24 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Uranium Energy Corp.[2]	127,770	$429,307
Whiting Petroleum Corp.[2]	1,105	51,438

		78,441,934

Financials—5.4%
Capital Markets—0.8%
BinckBank NV	317,203	3,667,442
Charles Schwab Corp. (The)	28,190	346,173
Collins Stewart Hawkpoint plc	657,294	642,043
Egyptian Financial Group-Hermes Holding SAE[2]	440,863	945,471
Goldman Sachs Group, Inc. (The)	10,385	1,137,677
ICAP plc	899,340	5,802,904
Swissquote Group Holding SA	18,366	772,050
T. Rowe Price Group, Inc.	26,876	1,420,128
Tullett Prebon plc	359,710	2,022,359

		16,756,247

Commercial Banks—1.5%
Banco Davivienda SA	51,442	557,426
Banco Santander Chile SA	17,372,692	1,363,554
Bancolombia SA, Sponsored ADR	33,430	2,085,363
Commercial International Bank	374,182	1,671,390
Credicorp Ltd.	19,020	2,068,996
Grupo Financiero Inbursa SA de CV	975,129	2,091,914
HDFC Bank Ltd., ADR	139,230	4,408,022
ICICI Bank Ltd., Sponsored ADR	132,880	4,937,821
PT Bank Central Asia Tbk	396,500	358,520
Siam Commercial Bank Public Co. Ltd.	676,500	2,551,661
Standard Bank Group Ltd.	153,228	1,882,061
Standard Chartered plc	32,687	761,483
U.S. Bancorp	66,278	1,696,054
Wells Fargo & Co.	151,594	3,927,801

		30,362,066

Consumer Finance—0.2%
American Express Co.	94,476	4,782,375
Diversified Financial Services—1.0%
BM&F BOVESPA SA	1,320,800	7,947,033
Haci Omer Sabanci Holding AS	1,240,106	4,229,001
25 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Diversified Financial Services Continued
Hong Kong Exchanges & Clearing Ltd.	213,900	$3,585,440
JPMorgan Chase & Co.	150,347	5,226,062
JSE Ltd.	24,821	219,825

		21,207,361

Insurance—0.8%
AIA Group Ltd.	1,242,200	3,746,659
Chubb Corp.	39,368	2,639,624
Marsh & McLennan Cos., Inc.	55,000	1,684,100
Prudential Financial, Inc.	80,490	4,362,558
Prudential plc	288,612	2,985,573

		15,418,514

Real Estate Management & Development—0.6%
Hang Lung Group Ltd.	353,500	2,150,430
Hang Lung Properties Ltd.	883,570	3,215,816
Medinet Nasr for Housing & Development Co.[2]	20,301	44,218
Multiplan Empreendimentos Imobiliarios SA	93,400	1,886,116
SM Prime Holdings, Inc.	17,507,683	5,263,491

		12,560,071

Thrifts & Mortgage Finance—0.5%
Housing Development Finance Corp. Ltd.	664,915	9,326,729
Health Care—4.7%
Biotechnology—0.6%
Celgene Corp.[2]	25,144	1,630,086
CSL Ltd.	164,900	4,938,323
Grifols SA2	282,759	5,257,637

		11,826,046

Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	101,079	5,557,323
Covidien plc	44,013	2,070,372
DiaSorin SpA	36,645	1,189,048
Essilor International SA	43,870	3,180,833
Nobel Biocare Holding AG	109,191	1,338,929
Smith & Nephew plc	198,692	1,812,766
Sonova Holding AG	26,729	2,818,022
Straumann Holding AG	10,255	1,803,586
26 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Health Care Equipment & Supplies Continued
Stryker Corp.	35,473	$1,699,511
Terumo Corp.	48,800	2,477,536
William Demant Holding AS2	36,125	2,866,922

		26,814,848

Health Care Providers & Services—0.4%
Diagnosticos da America	161,300	1,300,284
Express Scripts, Inc.[2]	29,091	1,330,331
Sonic Healthcare Ltd.	385,900	4,455,124

		7,085,739

Life Sciences Tools & Services—0.2%
Illumina, Inc.[2]	17,480	535,238
Mettler-Toledo International, Inc.[2]	7,937	1,219,123
Thermo Fisher Scientific, Inc.[2]	47,123	2,368,873

		4,123,234

Pharmaceuticals—2.2%
Allergan, Inc.	82,469	6,937,292
Bristol-Myers Squibb Co.	241,817	7,638,999
BTG plc[2]	248,340	1,097,891
Cipla Ltd.	233,329	1,410,038
Johnson & Johnson	51,897	3,341,648
Novo Nordisk AS, Cl. B	24,888	2,628,101
Novo Nordisk AS, Sponsored ADR	23,234	2,469,774
Pfizer, Inc.	213,414	4,110,354
PT Kalbe Farma Tbk	1,605,000	623,798
Roche Holding AG	71,698	11,818,980
Sun Pharmaceutical Industries Ltd.	325,070	3,355,374

		45,432,249

Industrials—9.0%
Aerospace & Defense—1.4%
Embraer SA	540,200	3,712,823
Embraer SA, ADR	156,870	4,364,123
European Aeronautic Defense & Space Co.	155,330	4,556,175
General Dynamics Corp.	31,150	1,999,519
Goodrich Corp.	23,592	2,893,087
Honeywell International, Inc.	46,850	2,454,940
Precision Castparts Corp.	10,340	1,686,971
27 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Aerospace & Defense Continued
Raytheon Co.	35,074	$1,549,920
United Technologies Corp.	71,962	5,611,597

		28,829,155

Air Freight & Logistics—0.3%
United Parcel Service, Inc., Cl. B	78,831	5,537,089
Commercial Services & Supplies—0.7%
Aggreko plc	189,639	5,184,955
Alexco Resource Corp.[2]	9,770	74,838
De La Rue plc	144,440	1,954,397
Edenred	75,200	2,118,794
Prosegur Compania de Seguridad SA	96,985	4,811,787

		14,144,771

Construction & Engineering—0.6%
Koninklijke Boskalis Westminster NV	105,966	3,701,244
Leighton Holdings Ltd.	57,000	1,275,541
Outotec OYJ	83,894	3,877,332
Trevi Finanziaria SpA	257,612	2,871,391

		11,725,508

Electrical Equipment—1.2%
ABB Ltd.	290,944	5,485,098
Ceres Power Holdings plc[2]	793,283	199,606
Emerson Electric Co.	91,384	4,397,398
Legrand SA	93,940	3,313,754
Nidec Corp.	99,100	8,155,872
Schneider Electric SA	53,650	3,107,599

		24,659,327

Industrial Conglomerates—0.9%
Danaher Corp.	52,180	2,522,903
Enka Insaat ve Sanayi AS	1,361,607	3,509,209
General Electric Co.	165,042	2,757,852
Siemens AG	48,331	5,065,538
SM Investments Corp.	188,789	2,438,892
Tyco International Ltd.	40,262	1,833,934

		18,128,328
28 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Machinery—1.8%
Aalberts Industries NV	447,442	$7,866,338
Atlas Copco AB, Cl. A	128,335	2,790,627
Caterpillar, Inc.	57,495	5,430,978
Cummins, Inc.	17,087	1,698,960
Deere & Co.	51,495	3,908,471
Fanuc Ltd.	16,400	2,648,179
Joy Global, Inc.	31,394	2,737,557
Parker-Hannifin Corp.	32,666	2,663,912
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares[2]	858,920	442,960
Vallourec SA	55,290	3,348,213
Weir Group plc (The)	118,790	3,631,388

		37,167,583

Professional Services—0.8%
Capita Group plc	523,936	6,101,151
Experian plc	697,422	9,036,370

		15,137,521

Road & Rail—0.3%
Union Pacific Corp.	58,901	5,864,773
Trading Companies & Distributors—0.7%
Brenntag AG	46,773	4,703,946
Bunzl plc	560,286	7,219,320
Wolseley plc	93,090	2,680,774

		14,604,040

Transportation Infrastructure—0.3%
DP World Ltd.[2]	326,320	3,566,912
Koninklijke Vopak NV	52,150	2,687,218

		6,254,130

Information Technology—11.8%
Communications Equipment—1.9%
Cisco Systems, Inc.	301,110	5,579,568
High Tech Computer Corp.	514,600	11,442,918
Juniper Networks, Inc.[2]	60,319	1,476,006
QUALCOMM, Inc.	225,774	11,649,938
Telefonaktiebolaget LM Ericsson, B Shares	816,555	8,500,211

		38,648,641
29 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Computers & Peripherals—0.7%
Apple, Inc.[2]	26,353	$10,667,167
Gemalto NV	75,550	3,422,568

		14,089,735

Electronic Equipment & Instruments—1.2%
Corning, Inc.[5]	421,789	6,027,365
Hoya Corp.	261,500	5,736,544
Ibiden Co. Ltd.	33,600	737,056
Keyence Corp.	15,400	3,916,983
Nippon Electric Glass Co. Ltd.	134,000	1,194,723
Omron Corp.	59,400	1,272,131
Phoenix Mecano AG	5,352	2,833,609
Synnex Technology International Corp.	1,234,000	3,029,389

		24,747,800

Internet Software & Services—2.4%
Baidu, Inc., ADR[2]	39,190	5,493,654
DeNA Co. Ltd	93,700	4,073,085
eAccess Ltd.	2,858	768,308
eBay, Inc.[2]	76,467	2,433,945
Google, Inc., Cl. A2	9,949	5,896,175
Mail.ru Group Ltd., GDR[2]	11,100	382,395
Netease.com, Inc., ADR[2]	28,100	1,331,097
NHN Corp.[2]	65,383	13,650,219
Telecity Group plc[2]	411,750	3,955,761
Tencent Holdings Ltd.	244,400	5,597,979
United Internet AG	137,808	2,710,339
Yandex NV, Cl. A2	80,310	2,210,131

		48,503,088

IT Services—1.9%
Accenture plc, Cl. A	52,169	3,143,704
Automatic Data Processing, Inc.	77,000	4,029,410
Infosys Ltd.	274,593	16,169,645
International Business Machines Corp.	38,693	7,143,889
Tata Consultancy Services Ltd.	200,798	4,551,023
Visa, Inc., Cl. A	29,208	2,723,938

		37,761,609
30 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Office Electronics—0.2%
Canon, Inc.	86,700	$3,959,257
Semiconductors & Semiconductor Equipment—1.3%
Analog Devices, Inc.	49,860	1,823,380
ARM Holdings plc	398,090	3,729,134
Broadcom Corp., Cl. A	127,606	4,605,301
Epistar Corp.	1,571,000	2,910,088
Intel Corp.	92,865	2,278,907
Taiwan Semiconductor Manufacturing Co. Ltd.	1,718,000	4,189,901
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	304,752	3,845,970
Texas Instruments, Inc.	78,628	2,416,238

		25,798,919

Software—2.2%
Aveva Group plc	75,040	1,898,387
Compugroup Medical AG	75,928	977,073
Dassault Systemes SA	56,070	4,730,300
Intuit, Inc.	45,886	2,462,702
Microsoft Corp.	209,761	5,585,935
Oracle Corp.[5]	304,689	9,984,659
Sage Group plc (The)	339,400	1,517,649
SAP AG	145,935	8,809,208
Temenos Group AG2	301,394	5,706,695
Totvs SA	22,600	376,480
Vmware, Inc., Cl. A2	28,615	2,797,116

		44,846,204

Materials—8.5%
Chemicals—1.3%
Albemarle Corp.	13,930	742,330
Asian Paints Ltd.	23,714	1,538,671
E.I. du Pont de Nemours & Co.	43,444	2,088,353
Ecolab, Inc.	31,993	1,722,503
Filtrona plc	978,585	6,218,856
Huntsman Corp.	3,537	41,524
LyondellBasell Industries NV, Cl. A	9,732	319,794
Monsanto Co.	32,971	2,398,640
Mosaic Co. (The)	29,210	1,710,538
Orica Ltd.	80,700	2,166,504
Praxair, Inc.	49,502	5,032,868
31 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Chemicals Continued
Sika AG	1,246	$2,439,083
Solutia, Inc.[2]	2,973	48,311

		26,467,975

Construction Materials—0.2%
James Hardie Industries SE, CDI[2]	580,700	3,753,163
Metals & Mining—7.0%
Agnico-Eagle Mines Ltd.[3,5]	81,780	3,548,434
Agnico-Eagle Mines Ltd.[3]	1,415	61,384
Alacer Gold Corp.[2]	169,184	1,951,960
Alamos Gold, Inc.[5]	123,320	2,282,673
Allied Nevada Gold Corp.[2,3,5]	58,766	2,228,598
Allied Nevada Gold Corp.[2,3,5]	23,460	891,011
Anglo American Platinum Ltd.	55,090	3,966,799
Anglo American plc	123,717	4,533,655
AngloGold Ashanti Ltd., Sponsored ADR[5]	13,440	607,622
Argonaut Gold, Inc.[2]	2,913	17,827
Augusta Resource Corp.[2]	7,300	27,886
Aura Minerals, Inc.[2]	25,437	40,066
AuRico Gold, Inc.[2,3]	10,917	105,693
AuRico Gold, Inc.[2,3,5]	123,610	1,202,725
Aurizon Mines Ltd.[2]	117,100	662,597
Avion Gold Corp.[2]	156,369	334,152
B2Gold Corp.[2]	217,723	801,649
Banro Corp.[2,3]	66,630	287,842
Banro Corp.[2,3]	101,122	430,155
Barrick Gold Corp.[5]	117,290	5,805,855
Bear Creek Mining Corp.[2]	102,735	394,758
Bear Creek Mining Corp., Legend Shares[2]	2,210	8,492
Brigus Gold Corp.[2]	71,302	93,710
Canaco Resources, Inc.[2]	219,163	358,400
Centamin Egypt Ltd.[2]	301,356	520,022
Centerra Gold, Inc.[5]	85,445	1,693,898
CGA Mining Ltd.[2]	100,404	249,814
Chesapeake Gold Corp.[2]	24,706	336,106
China Gold International Resources Corp. Ltd.[2,3]	3,300	9,685
China Gold International Resources Corp. Ltd.[2,3]	129,346	390,601
Claude Resources, Inc.[2]	118,287	231,412
32 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Metals & Mining Continued
Coeur d’Alene Mines Corp.[2,5]	42,290	$1,081,355
Colossus Minerals, Inc.[2]	121,962	868,754
Continental Gold Ltd.[2]	65,100	532,948
Copper Mountain Mining Corp.[2]	56,195	299,932
Detour Gold Corp.[2]	94,359	3,124,000
Detour Gold Corp., Legend Shares[2,4]	1,505	49,827
Duluth Metals Ltd.[2]	190,692	510,808
Dundee Precious Metals, Inc.[2]	40,314	323,564
Eldorado Gold Corp.[3,5]	172,627	3,243,846
Eldorado Gold Corp.[3,5]	71,250	1,344,488
Eldorado Gold Corp., CDI	43,500	814,198
European Goldfields Ltd.[2,5]	102,547	1,154,329
Extorre Gold Mines Ltd.[2]	164,152	1,221,979
Extorre Gold Mines Ltd., Legend Shares[2]	44,674	332,562
First Majestic Silver Corp.[2]	59,004	1,002,195
Franco-Nevada Corp.[3]	16,745	663,416
Franco-Nevada Corp.[3]	2,160	85,882
Freeport-McMoRan Copper & Gold, Inc., Cl. B5	138,020	5,556,685
Gabriel Resources Ltd.[2]	5,348	37,987
Gold Canyon Resources, Inc.[2]	49,031	144,129
Gold Fields Ltd., Sponsored ADR	1,300	22,659
Gold Resource Corp.	32,500	731,250
Goldcorp, Inc.[3,5]	95,990	4,688,152
Goldcorp, Inc.[3]	48,858	2,377,339
Great Basin Gold Ltd.[2]	240,590	344,044
Guyana Goldfields, Inc.[2]	49,032	430,921
High River Gold Mines Ltd.[2]	93,103	123,297
IAMGOLD Corp.[5]	162,130	3,485,795
Impala Platinum Holdings Ltd.	387,899	8,903,794
Inmet Mining Corp.	2,500	149,235
International Minerals Corp.[2]	51,265	355,396
International Tower Hill Mines Ltd.[2]	8,797	44,305
International Tower Hill Mines Ltd., Legend Shares[2]	17,274	86,998
Intrepid Mines Ltd.[2]	2,885	3,415
Ivanhoe Mines Ltd.[2]	80,127	1,643,405
Kinross Gold Corp.[3]	161,470	2,317,095
Kinross Gold Corp.[3]	264,552	3,771,541
Kirkland Lake Gold, Inc.[2]	55,225	1,032,196
33 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Metals & Mining Continued
Koza Altin Isletmeleri AS	5,473	$75,051
Lake Shore Gold Corp.[2]	464,312	689,422
Lake Shore Gold Corp., Legend Shares[2,4]	12,782	18,979
Lydian International Ltd.[2]	117,471	282,850
Lydian International Ltd., Legend Shares[2]	28,603	68,871
MAG Silver Corp.[2]	57,676	541,029
Medusa Mining Ltd.	59,300	413,014
Minefinders Corp. Ltd.[2]	80,990	1,147,628
Minera Andes, Inc.[2]	160,523	307,599
New Gold, Inc.[2]	285,868	3,541,981
Newcrest Mining Ltd.	60,030	2,120,656
Newmont Mining Corp.[5]	71,540	4,781,018
Orbite Aluminae, Inc.[2]	66,188	182,610
Osisko Mining Corp.[2,5]	125,594	1,514,562
Pan American Silver Corp.	32,310	903,388
Paramount Gold & Silver Corp.[2]	105,300	280,098
Perseus Mining Ltd.[2]	98,708	316,394
Petra Diamonds Ltd.[2]	56,530	104,529
Premier Gold Mines Ltd.[2]	187,761	988,959
Pretium Resources, Inc.[2]	5,447	54,101
Queenston Mining, Inc.[2]	27,752	169,282
Rainy River Resources Ltd.[2]	119,667	890,824
Rainy River Resources Ltd., Legend Shares[2]	10,556	78,581
Randgold Resources Ltd., ADR[5]	18,320	2,007,322
Real Gold Mining Ltd.	273,000	227,772
Rio Alto Mining Ltd.[2]	85,514	238,504
Rio Tinto plc	99,314	5,370,241
Romarco Minerals, Inc.[2]	833,754	819,743
Royal Gold, Inc.	8,050	576,219
Rubicon Minerals Corp.[2]	351,140	1,425,628
San Gold Corp.[2]	535,438	1,106,599
SEMAFO, Inc.[2]	273,109	2,096,096
Silver Lake Resources Ltd.[2]	112,100	376,865
Silver Standard Resources, Inc.[2]	35,780	700,930
Silver Wheaton Corp.	117,010	4,048,546
Silvercorp Metals, Inc.	23,366	217,309
Tahoe Resources, Inc.[2]	63,307	1,194,687
Timmins Gold Corp.[2]	141,251	338,691
34 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Metals & Mining Continued
Trelawney Mining & Exploration, Inc.[2]	107,260	$393,852
US Gold Corp.[2]	137,470	624,114
Vale SA, Sponsored ADR, Preference	417,900	9,862,440
Walter Industries, Inc.	550	41,608
Yamana Gold, Inc.	127,018	1,896,190
Zhaojin Mining Industry Co. Ltd.	554,500	974,331

		140,988,315

Paper & Forest Products—0.0%
AbitibiBowater, Inc.[2]	5,078	86,326
Telecommunication Services—2.2%
Diversified Telecommunication Services—1.0%
AT&T, Inc.	78,928	2,313,380
BT Group plc	3,447,453	10,426,670
Inmarsat plc	224,970	1,687,820
Verizon Communications, Inc.	54,263	2,006,646
Vivendi SA	181,990	4,077,075

		20,511,591

Wireless Telecommunication Services—1.2%
America Movil SAB de CV, ADR, Series L5	670,080	17,033,434
MTN Group Ltd.	324,540	5,625,718
Philippine Long Distance Telephone Co.	44,160	2,462,970

		25,122,122

Utilities—0.2%
Electric Utilities—0.2%
NextEra Energy, Inc.	35,697	2,013,311
Southern Co.	46,360	2,002,752

		4,016,063

Total Common Stocks (Cost $1,281,077,864)		1,284,335,310

Preferred Stocks—0.0%
Ally Financial, Inc., 7%, Non-Vtg.[4]	725	540,737
GMAC Capital Trust I, 8.125% Cum.	5,000	104,800

Total Preferred Stocks (Cost $770,900)		645,537
35 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Units	Value

Rights, Warrants and Certificates—0.0%
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 1/18/13[2]	13,972	$—
Kinross Gold Corp. Wts., Strike Price 21.939CAD, Exp. 9/17/14[2]	20,343	49,391
Silver Range Resources Ltd. Wts., Strike Price $0.85, Exp. 2/10/13[2]	2,113	1,060

Total Rights, Warrants and Certificates (Cost $3,891)		50,451

	Principal
	Amount

Mortgage-Backed Obligations—0.0%
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.773%, 5/1/34[6]	$583,203	487,013
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	579,739	458,790

Total Mortgage-Backed Obligations (Cost $1,016,155)		945,803

Non-Convertible Corporate Bonds and Notes—7.7%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	290,000	262,450
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	335,000	341,700
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	245,000	201,513
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	445,000	392,713
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	403,000	491,323
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[4,7]	571,437	385,720
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	1,014,000	1,043,835
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18	150,000	150,563
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	590,000	570,825
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[4]	504,000	519,125
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	570,000	587,100
Ally Financial, Inc., 8% Sr. Unsec. Unsub. Nts., 3/15/20	300,000	309,750
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	360,000	561,497
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16	1,064,000	1,074,334
American Airlines 2011-2 Class A Pass Through Trust, 8.625% Sec. Certificates, 10/15/21	310,000	310,000
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[4]	540,000	544,050
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	873,000	1,017,667
Amgen, Inc., 5.65% Sr. Unsec. Unsub. Nts., 6/15/42	211,000	258,316
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[4]	265,000	276,925
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	550,000	639,972
Anheuser-Busch Inbev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19	950,000	1,246,748
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	555,000	616,050
Applied Materials, Inc., 5.85% Sr. Unsec. Unsub. Nts., 6/15/41	238,000	287,956
36 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Bonds, 3/1/41	$351,000	$453,607
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	493,000	553,393
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	1,064,000	1,292,817
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15	655,000	546,925
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	540,000	592,650
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	140,000	116,025
9.125% Sr. Unsec. Nts., 5/15/19	395,000	282,425
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	395,000	396,975
BG Energy Capital plc, 5.125% Sr. Unsec. Nts., 10/15/41[4]	531,000	562,450
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	467,000	495,020
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17[7]	250,000	271,250
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[4]	1,492,000	1,596,083
Blue Merger Sub, Inc., 7.625% Sr. Nts., 2/15/19[4]	395,000	377,225
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	83,000	83,843
British Telecommunications plc, 9.875% Bonds, 12/15/30	516,000	761,603
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[4]	225,000	234,000
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[4]	490,000	493,675
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	550,000	675,385
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19[4]	300,000	298,500
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	261,000	313,004
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	492,000	519,010
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[7]	230,000	230,000
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[4]	560,000	327,600
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17	665,000	641,725
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	355,000	402,752
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	315,000	314,884
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[4]	325,000	341,250
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	285,000	243,675
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[4,8]	160,000	162,200
Choice Hotels International, Inc., 5.70% Sr. Unsec. Unsub. Nts., 8/28/20	700,000	754,767
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	335,000	339,188
8.75% Sr. Unsec. Sub. Nts., 3/15/18	265,000	255,725
CIT Group, Inc., 7% Sec. Bonds, 5/2/17[4]	475,000	474,406
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	2,311,000	2,552,151
Clear Channel Communications, Inc.:
5.75% Sr. Unsec. Unsub. Nts., 1/15/13	165,000	156,750
9% Sr. Sec. Nts., 3/1/21	175,000	156,625
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	360,000	264,600
37 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[9]	$180,000	$180,000
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	283,000	287,010
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	1,036,000	1,056,243
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	432,000	537,457
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	133,000	134,769
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	450,000	489,375
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	780,000	668,850
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21[4,8]	1,320,000	1,320,000
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	444,000	486,180
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	309,000	356,248
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19[4]	180,000	166,500
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	352,000	432,490
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 9/15/14[4]	816,000	808,752
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	485,000	700,502
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	225,000	234,742
Dell, Inc., 5.40% Sr. Unsec. Unsub. Nts., 9/10/40	246,000	281,472
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[4]	525,000	569,625
Diageo Capital plc, 5.875% Unsec. Unsub. Bonds, 9/30/36	340,000	422,444
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.375% Sr. Unsec. Nts., 3/1/41	422,000	509,853
7.625% Sr. Unsec. Unsub. Nts., 5/15/16	525,000	562,288
Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	470,000	487,625
DJO Finance LLC/DJO Finance Corp., 9.75% Sr. Unsec. Sub. Nts., 10/15/17	255,000	211,013
DuPont Fabros Technology LP, 8.50% Sr. Unsec. Nts., 12/15/17	45,000	48,375
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	585,000	536,738
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	185,000	175,750
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	748,000	761,556
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	540,000	380,700
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	1,212,000	1,351,771
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[4]	461,000	489,809
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	395,000	414,750
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	385,000	406,175
Energy Transfer Partners LP, 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	400,000	399,095
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	637,000	673,613
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	165,000	164,588
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[4]	245,000	248,675
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	474,000	482,429
38 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19[4]	$895,000	$830,113
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	260,000	263,900
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	818,000	803,685
First Data Corp., 8.875% Sr. Sec. Nts., 8/15/20[4]	300,000	319,500
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[4]	40,000	39,800
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	670,000	787,639
Florida Gas Transmission Co., 7% Sr. Unsec. Nts., 7/17/12[4]	423,000	435,003
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19[9]	240,000	228,000
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[4]	300,000	304,500
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	169,000	185,590
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	1,000,000	1,071,165
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[4]	300,000	326,250
10.75% Sr. Unsec. Nts., 8/1/20	227,000	239,485
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	543,000	582,368
General Electric Capital Corp., 6.375% Unsec. Sub. Bonds, 11/15/67	1,476,000	1,468,915
GenOn Energy, Inc.:
9.50% Sr. Unsec. Nts., 10/15/18	210,000	222,600
9.875% Sr. Unsec. Nts., 10/15/20	210,000	222,600
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	165,000	132,825
Georgia-Pacific LLC, 5.40% Sr. Unsec. Nts., 11/1/20[4]	535,000	599,309
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[4,6]	680,000	515,100
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	315,000	305,550
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	462,000	468,679
6.25% Sr. Nts., 2/1/41	930,000	969,401
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	320,000	344,000
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	620,000	589,000
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13[5]	595,000	604,038
Grifols SA/Giant Funding Corp., 8.25% Sr. Nts., 2/1/18[4]	105,000	111,038
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[4]	520,000	535,711
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	1,445,000	1,096,394
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	173,000	198,880
Hawker Beechcraft Acquisition Co. LLC:
8.50% Sr. Unsec. Nts., 4/1/15	725,000	264,625
9.75% Sr. Unsec. Sub. Nts., 4/1/17	125,000	32,500
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	280,000	285,600
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18	670,000	701,825
Hewlett-Packard Co., 2.35% Sr. Unsec. Unsub. Nts., 3/15/15	1,380,000	1,408,946
39 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	$415,000	$411,888
9% Sec. Nts., 11/15/20	195,000	171,113
Historic TW, Inc., 9.125% Debs., 1/15/13	192,000	208,929
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[4]	500,000	457,500
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40	365,000	367,479
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[6]	2,040,000	1,805,400
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	218,000	245,024
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Nts., 3/15/21[4]	630,000	641,025
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[4]	1,215,000	1,306,284
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[10]	1,058,000	843,755
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	750,000	746,250
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18	125,000	134,375
International Lease Finance Corp.:
7.125% Sr. Sec. Nts., 9/1/18[4]	705,000	731,438
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	505,000	533,533
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	424,000	451,560
10% Sr. Unsec. Nts., 7/15/17	856,000	984,400
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[4]	170,000	164,050
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	150,000	149,250
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14	110,000	106,150
7.75% Sr. Unsec. Unsub. Nts., 3/15/19	240,000	234,000
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	320,000	331,600
James River Coal Co., 7.875% Sr. Unsec. Unsub. Nts., 4/1/19	80,000	68,400
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	71,000	72,775
Jones Group, Inc. (The)/Jones Apparel Group Holdings, Inc./Jones Apparel Group USA, Inc./JAG Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec. Unsub. Nts., 3/15/19	305,000	277,550
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	367,000	392,547
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	790,000	853,503
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	247,000	273,440
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50% Sr. Sec. Nts., 3/15/19[4]	205,000	214,225
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts., 10/1/41	350,000	360,544
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	165,000	184,800
Kindred Healthcare, Inc., 8.25% Sr. Nts., 6/1/19[4]	370,000	329,300
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	308,000	351,853
Kraft Foods, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40	520,000	672,185
40 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	$130,000	$135,200
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	503,000	555,815
Level 3 Financing, Inc.:
9.25% Sr. Unsec. Unsub. Nts., 11/1/14	45,000	46,181
9.375% Sr. Unsec. Unsub. Nts., 4/1/19	495,000	519,750
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[4]	1,249,000	1,184,293
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	475,000	501,125
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,375,000	1,220,313
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	565,000	625,738
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[4]	1,056,000	987,804
Lockheed Martin Corp., 5.50% Sr. Unsec. Unsub. Nts., 11/15/39	252,000	287,434
Lorillard Tobacco Co., 6.875% Sr. Unsec. Nts., 5/1/20	550,000	624,370
Lowe’s Cos., Inc., 5.80% Sr. Unsec. Unsub. Nts., 4/15/40	237,000	281,781
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17	374,000	422,620
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	64,000	64,361
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[4]	840,000	826,459
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	394,000	421,605
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	315,000	329,175
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	405,000	400,950
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	206,000	232,263
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	147,000	155,522
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	415,000	538,416
MedAssets, Inc., 8% Sr. Nts., 11/15/18[4]	105,000	103,425
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	400,000	419,000
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	364,000	377,731
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	265,000	269,638
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	972,000	978,299
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	395,000	372,288
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	505,000	482,275
MidAmerican Energy Co., 5.95% Sr. Unsec. Unsub. Nts., 7/15/17	820,000	973,893
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12	600,000	406,500
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	655,000	556,750
Morgan Stanley, 5.95% Sr. Unsec. Nts., Series F, 12/28/17	2,906,000	2,939,099
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	510,000	510,000
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[4]	225,000	232,875
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[4]	800,000	788,000
Mylan, Inc., 6% Sr. Nts., 11/15/18[4]	710,000	749,050
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	573,000	642,194
41 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15	$565,000	$576,300
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	100,000	78,000
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	80,000	77,000
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	457,000	492,418
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[11]	690,000	519,225
Newport Television LLC/NTV Finance Corp., 13.509% Sr. Nts., 3/15/17[4,7]	371,724	343,845
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	441,000	497,682
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	754,000	818,956
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	270,000	275,400
Nomura Holdings, Inc., 6.70% Sr. Unsec. Nts., 3/4/20	485,000	543,799
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[9]	190,000	103,550
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	375,000	320,625
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	630,000	633,150
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	335,000	366,825
11.50% Sr. Sec. Nts., 8/1/15[4]	80,000	87,600
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	355,000	360,325
Oncor Electric Delivery Co., 7% Debs., 9/1/22	565,000	723,707
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	165,000	144,375
Pacific Gas & Electric Co., 5.625% Sr. Unsec. Unsub. Nts., 11/30/17	700,000	830,983
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	225,000	244,125
Pernod-Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/22[4]	498,000	515,417
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18[4]	387,000	423,765
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	180,000	170,550
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19[4]	340,000	354,450
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	339,000	406,618
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[4]	1,310,000	1,407,307
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	320,000	341,600
Prudential Financial, Inc., 5.375% Sr. Unsec. Unsub. Nts., 6/21/20	318,000	355,573
PSEG Power LLC, 2.75% Sr. Unsec. Unsub. Nts., 9/15/16	630,000	635,144
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	352,000	381,453
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16	330,000	374,550
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	725,000	808,375
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	620,000	604,655
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17	175,000	146,563
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	700,000	784,000
42 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17	$375,000	$305,625
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	594,000	599,940
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[4]	894,000	879,650
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts., 12/1/17[4]	380,000	387,600
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17[5]	1,055,000	1,092,321
SandRidge Energy, Inc., 9.875% Sr. Unsec. Nts., 5/15/16[4]	495,000	527,175
Seagate HDD Cayman:
6.875% Sr. Unsec. Nts., 5/1/20	405,000	398,925
7% Sr. Unsec. Nts., 11/1/21[4]	245,000	241,325
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	626,000	669,135
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	370,000	345,950
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	560,000	599,200
SESI LLC, 6.375% Sr. Nts., 5/1/19[4]	490,000	502,250
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	555,000	558,917
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	365,000	377,775
SLM Corp., 6.25% Sr. Nts., 1/25/16	1,112,000	1,114,205
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	900,000	826,875
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[9]	470,000	493,500
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/18[4]	225,000	231,188
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	360,000	276,300
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	105,000	107,625
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	555,000	574,969
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	530,000	538,551
Swiss Re Capital I LP, 6.854% Perpetual Bonds[4,10]	1,065,000	966,728
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	638,000	642,252
Target Corp., 7% Bonds, 1/15/38	310,000	431,418
Telecom Italia Capital SA, 7.175% Sr. Unsec. Unsub. Nts., 6/18/19	550,000	580,124
Telefonica Emisiones SAU, 5.134% Sr. Unsec. Unsub. Nts., 4/27/20	470,000	469,196
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	580,000	572,750
Teva Pharmaceutical Finance Co. LLC, 6.15% Sr. Unsec. Nts., 2/1/36	169,000	206,968
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	1,185,000	468,075
10.25% Sr. Unsec. Nts., Series B, 11/1/15	210,000	81,900
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[4]	815,000	1,068,908
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	175,000	176,750
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	238,000	258,230
Time Warner Cable, Inc., 5.875% Sr. Unsec. Unsub. Nts., 11/15/40	620,000	699,315
Time Warner, Inc., 4% Sr. Unsec. Unsub. Nts., 1/15/22	365,000	376,469
43 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	$245,000	$271,950
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	756,000	782,460
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	156,000	225,566
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	645,000	703,050
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18	90,000	100,575
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	600,000	237,000
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	535,000	576,463
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	115,000	114,762
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	525,000	532,875
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[4]	100,000	101,500
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[11]	225,000	2,813
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[4]	265,000	265,331
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	200,000	205,500
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	180,000	169,650
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	570,000	721,196
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	755,000	562,475
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19	325,000	235,625
VF Corp., 3.50% Sr. Unsec. Unsub. Nts., 9/1/21	475,000	484,347
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	520,000	692,624
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	352,000	381,087
6.50% Sr. Sec. Nts., 1/15/18	520,000	562,900
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17	200,000	195,000
Visteon Corp., 6.75% Sr. Nts., 4/15/19[4]	360,000	351,000
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	413,000	515,828
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[4,6]	765,000	754,481
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	330,000	345,675
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[4]	552,000	568,226
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	937,000	996,355
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	782,000	840,650
West Corp., 7.875% Sr. Unsec. Nts., 1/15/19	425,000	433,500
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	535,000	323,675
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	151,000	157,827
8% Sr. Unsec. Nts., 5/1/12	445,000	459,852
44 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount		Value

Non-Convertible Corporate Bonds and Notes Continued
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	$1,169,000		$1,201,363
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[4]	410,000		396,675
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	450,000		488,250
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[4]	601,000		621,655
Xstrata Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	419,000		460,469
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[6,9]	725,000		674,250
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	1,129,000		1,202,438

Total Non-Convertible Corporate Bonds and Notes (Cost $156,777,626)			155,107,520

Convertible Corporate Bonds and Notes—0.0%
Lojas Americanas SA, 13.15% Cv. Sub. Nts., 9/15/17 (Cost $0)	100	BRR	136,225

Corporate Loans—0.0%
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 9/28/16[6,8] (Cost $176,750)	175,000		175,000

Loan Participations—0.1%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[6]	80,000		74,400
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 4.236%, 10/19/15[6,7]	601,438		377,402
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 7/30/15[6,8]	180,000		159,900
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4%, 10/10/16[6,8]	20,483		18,008
Tranche B, 4.522%, 10/10/16[6,8]	219,517		192,992
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 2/17/17[6,8]	120,000		109,400
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 9/28/16[6,8]	180,000		180,000

Total Loan Participations (Cost $1,108,746)			1,112,102

Structured Securities—0.0%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts.[4] (Cost $74,155)	16,000		93,211

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—2.5%
Euro (EUR) Put[2]	11/2/11	$1.350	6,320,000	352
Euro (EUR) Put[2]	11/2/11	1.350	11,420,000	1,160
Euro FX Futures, 12/19/11 Put[2]	11/7/11	1.330	90	5,625
Euro FX Futures, 12/19/11 Put[2]	11/7/11	1.360	58	15,950
45 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased Continued
Euro FX Futures, 12/19/11 Put[2]	11/7/11	$1.250	237	$1,481
Euro FX Futures, 12/19/11 Put[2]	11/7/11	1.370	12	4,350
Standard and Poor’s 500 Index (The) Call[2]	8/13/12	1,210.230	281,972	34,190,632
Standard and Poor’s 500 Index (The) Call[2]	8/13/12	1,205.320	92,000	11,723,854
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Call[2]	11/28/11	131.000	10,000	3,906,250

Total Options Purchased (Cost $35,218,255)				49,849,654

	Shares

Investment Companies—19.8%
Oppenheimer Master Event-Linked Bond Fund, LLC[1]	9,251,612	104,107,232
Oppenheimer Master Loan Fund, LLC[1]	25,188,463	297,839,911

Total Investment Companies (Cost $412,135,050)		401,947,143
Total Investments, at Value (Cost $1,978,828,586)	98.4%	1,993,485,377
Other Assets Net of Liabilities	1.6	31,665,292

Net Assets	100.0%	$2,025,150,669

Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:
BRR       Brazilian Real
CAD       Canadian Dollar

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 29, 2010[a]	Additions	Reductions	October 31, 2011

Oppenheimer Global
Allocation Fund (Cayman) Ltd.[b]	—	2,921	—	2,921
Oppenheimer Institutional Money Market Fund, Cl. E	35,934,221	1,070,007,711	1,105,941,932	—
Oppenheimer Master Event-Linked Bond Fund, LLC	1,383,365	12,663,476	4,795,229	9,251,612
Oppenheimer Master Loan Fund, LLC	29,560,905	—	4,372,442	25,188,463

				Realized
	Value	Income		Loss

Oppenheimer Global Allocation Fund (Cayman) Ltd.[b]	$99,087,421	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	—	140,782		—
Oppenheimer Master Event-Linked Bond Fund, LLC	104,107,232	6,924,940	[c]	4,461,897	[c]
Oppenheimer Master Loan Fund, LLC	297,839,911	27,087,229	[d]	64,609	[d]

	$501,034,564	$34,152,951		$4,526,506

46 | OPPENHEIMER GLOBAL ALLOCATION FUND

a.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

b.	Investment in a wholly-owned subsidiary. See Note 1 of accompanying Notes and individual financial statements of the entity included herein.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

d.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2.	Non-income producing security.

3.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,066,110 or 1.93% of the Fund’s net assets as of October 31, 2011.

5.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of the accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Interest or dividend is paid-in-kind, when applicable.

8.	When-issued security or delayed delivery to be delivered and settled after October 31, 2011. See Note 1 of the accompanying Notes.

9.	Restricted security. The aggregate value of restricted securities as of October 31, 2011 was $1,679,300, which represents 0.08% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	(Depreciation)

Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	5/3/11	$191,548	$180,000	$11,548
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	5/24/11	240,000	228,000	12,000
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15	3/7/11-4/6/11	172,232	103,550	68,682
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	9/22/10-6/7/11	501,694	493,500	8,194
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	4/11/11	735,051	674,250	60,801

		$1,840,525	$1,679,300	$161,225

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
47 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$99,087,421	$—	$99,087,421
Common Stocks
Consumer Discretionary	89,823,243	57,205,692	—	147,028,935
Consumer Staples	126,949,414	51,005,197	—	177,954,611
Energy	61,436,872	50,866,380	—	112,303,252
Financials	57,500,240	52,913,123	—	110,413,363
Health Care	58,398,069	36,884,047	—	95,282,116
Industrials	63,701,645	118,350,580	—	182,052,225
Information Technology	129,188,670	109,166,583	—	238,355,253
Materials	131,297,707	39,770,300	227,772	171,295,779
Telecommunication Services	31,780,130	13,853,583	—	45,633,713
Utilities	4,016,063	—	—	4,016,063
Preferred Stocks	—	645,537	—	645,537
Rights, Warrants and Certificates	50,451	—	—	50,451
Mortgage-Backed Obligations	—	945,803	—	945,803
Non-Convertible Corporate Bonds and Notes	—	155,107,520	—	155,107,520
Convertible Corporate Bonds and Notes	—	136,225	—	136,225
Corporate Loans	—	175,000	—	175,000
Loan Participations	—	1,112,102	—	1,112,102
Structured Securities	—	93,211	—	93,211
Options Purchased	3,933,656	45,915,998	—	49,849,654
Investment Companies	—	401,947,143	—	401,947,143

Total Investments, at Value	758,076,160	1,235,181,445	227,772	1,993,485,377
Other Financial Instruments:
Foreign currency exchange contracts	—	20,905	—	20,905
Futures margins	9,087,894	—	—	9,087,894

Total Assets	$767,164,054	$1,235,202,350	$227,772	$2,002,594,176

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(5,887)	$—	$(5,887)
Futures margins	(108,964)	—	—	(108,964)
Appreciated options written, at value	(148,929)	(13)	—	(148,942)
Depreciated options written, at value	(140,971)	—	—	(140,971)
Depreciated swaps, at value	—	(36,357)	—	(36,357)

Total Liabilities	$(398,864)	$(42,257)	$—	$(441,121)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
48 | OPPENHEIMER GLOBAL ALLOCATION FUND

The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into		Transfers out of	Transfers into
	Level 1	Level 2		Level 2	Level 3

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(64,363,549)[a]	$64,363,549	[a]	$—	$—
Consumer Staples	(27,000,753)[a]	27,000,753	[a]	—	—
Energy	(37,007,878)[a]	37,007,878	[a]	—	—
Financials	(42,088,756)[a]	42,088,756	[a]	—	—
Health Care	(40,723,668)[a]	40,723,668	[a]	—	—
Industrials	(95,585,630)[a]	95,585,630	[a]	—	—
Information Technology	(60,754,824)[a]	60,754,824	[a]	—	—
Materials	(41,476,429)[a]	41,476,429	[a]	(315,175)[b]	315,175	[b]
Telecommunication Services	(10,030,674)[a]	10,030,674	[a]	—	—
Investment Companies	(350,603,542)[c]	350,603,542	[c]	—	—

Total Assets	$(769,635,703)	$769,635,703		$(315,175)	$315,175

a.	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

b.	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

c.	Transferred from Level 1 to Level 2 as the current markets for the securities are not considered active.
Foreign Currency Exchange Contracts as of October 31, 2011 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Banc of America:
Hong Kong Dollar (HKD)	Sell	3,293	HKD	11/1/11	$423,815	$251	$—
Singapore Dollar (SGD)	Buy	221	SGD	11/1/11	175,972	—	1,072

						251	1,072
Brown Brothers Harriman:
British Pound Sterling (GBP)	Buy	197	GBP	11/1/11-11/2/11	317,253	—	966
British Pound Sterling (GBP)	Sell	70	GBP	11/1/11-11/2/11	111,842	303	—
Canadian Dollar (CAD)	Sell	5	CAD	11/1/11	5,495	17	—
South African Rand (ZAR)	Sell	4,725	ZAR	11/3/11	595,220	18,155	—
Swiss Franc (CHF)	Buy	10	CHF	11/1/11	11,190	—	241
Swiss Franc (CHF)	Sell	22	CHF	11/1/11	24,890	537	—

						19,012	1,207
Citigroup
Canadian Dollar (CAD)	Sell	33	CAD	11/1/11	33,512	96	—
JP Morgan Chase:
Euro (EUR)	Buy	112	EUR	11/2/11	154,840	—	3,608
Swiss Franc (CHF)	Sell	73	CHF	11/2/11	83,348	1,546	—

						1,546	3,608

Total unrealized appreciation and depreciation						$20,905	$5,887

49 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Futures Contracts as of October 31, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Standard & Poor’s 500 E-Mini Index	Sell	5,679	12/16/11	$354,738,735	$(37,010,198)
U.S. Treasury Long Bonds, 20 yr.	Buy	16	12/20/11	2,224,500	11,112
U.S. Treasury Nts., 2 yr.	Buy	105	12/30/11	23,129,531	(6,191)
U.S. Treasury Nts., 5 yr.	Sell	194	12/30/11	23,786,219	(26,588)
U.S. Treasury Nts., 10 yr.	Buy	90	12/20/11	11,615,625	9,529

					$(37,022,336)

Written Options as of October 31, 2011 are as follows:

								Unrealized
		Number of	Exercise		Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price		Date	Received	Value	(Depreciation)

Agnico-Eagle Mines Ltd.	Call	51	$85.000		1/23/12	$6,026	$(255)	$5,771
Agnico-Eagle Mines Ltd.	Call	26	80.000		1/23/12	3,775	(130)	3,645
Agnico-Eagle Mines Ltd.	Call	100	80.000		11/21/11	11,095	(100)	10,995
Agnico-Eagle Mines Ltd.	Put	24	40.000		12/19/11	2,879	(2,928)	(49)
Alacer Gold Corp.	Call	94	12.000	CAD	12/19/11	5,591	(3,772)	1,819
Allied Nevada Gold Corp.	Call	121	50.000		12/19/11	11,874	(605)	11,269
Allied Nevada Gold Corp.	Call	47	45.000		12/19/11	5,028	(2,585)	2,443
Allied Nevada Gold Corp.	Put	47	30.000		12/19/11	5,512	(2,350)	3,162
Allied Nevada Gold Corp.	Put	41	35.000		12/19/11	4,796	(5,740)	(944)
AngloGold Ashanti Ltd., Sponsored ADR	Put	23	43.000		12/19/11	2,273	(2,760)	(487)
Barrick Gold Corp.	Call	104	57.500		1/23/12	13,714	(6,656)	7,058
Barrick Gold Corp.	Call	52	60.000		1/23/12	5,463	(1,820)	3,643
Barrick Gold Corp.	Put	41	41.000		1/23/12	6,070	(3,157)	2,913
Centerra Gold, Inc.	Call	48	$21.700	CAD	1/23/12	5,178	(5,297)	(119)
Centerra Gold, Inc.	Call	47	20.000	CAD	12/19/11	6,022	(6,601)	(579)
Centerra Gold, Inc.	Put	44	16.700	CAD	1/23/12	5,755	(2,428)	3,327
Coeur d’Alene Mines Corp.	Call	52	31.000		12/19/11	5,914	(2,340)	3,574
Coeur d’Alene Mines Corp.	Put	41	21.000		1/23/12	3,867	(3,690)	177
Coeur d’Alene Mines Corp.	Put	54	23.000		12/19/11	6,400	(4,968)	1,432
Coeur d’Alene Mines Corp.	Put	52	22.000		12/19/11	5,173	(3,640)	1,533
Coeur d’Alene Mines Corp.	Put	48	20.000		12/19/11	5,545	(1,440)	4,105
Euro (EUR)	Put	17,130,000	1.250		11/2/11	70,693	—	70,693
Euro (EUR)	Put	9,480,000	1.250		11/2/11	38,433	(13)	38,420
Euro FX Futures	Put	318	1.285		11/7/11	189,537	(1,988)	187,549
Euro FX Futures	Put	184	1.320		11/7/11	93,721	(6,900)	86,821
Euro FX Futures	Put	115	1.350		11/7/11	546,644	(18,688)	527,956
Euro FX Futures	Put	53	1.305		11/7/11	149,774	(994)	148,780
Euro FX Futures	Put	21	1.315		11/7/11	13,083	(656)	12,427
First Majestic Silver Corp.	Put	26	15.000		1/23/12	3,171	(3,120)	51
First Quantum Minerals Ltd.	Put	37	18.000	CAD	1/23/12	5,100	(4,083)	1,017
Franco-Nevada Corp.	Put	40	38.000	CAD	11/21/11	3,077	(2,608)	469
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	41	34.500		11/21/11	5,024	(1,517)	3,507
50 | OPPENHEIMER GLOBAL ALLOCATION FUND

Written Options Continued

								Unrealized
		Number of	Exercise		Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price		Date	Received	Value	(Depreciation)

Freeport-McMoRan
Copper & Gold, Inc., Cl. B	Call	44	$47.000		12/19/11	$5,073	$(3,388)	$1,685
Globe Specialty Metals, Inc.	Put	51	17.500		12/19/11	5,201	(8,160)	(2,959)
Goldcorp, Inc.	Call	56	62.500		1/23/12	5,950	(1,680)	4,270
Harmony Gold Mining Co. Ltd., Sponsored ADR	Put	48	14.000		11/21/11	5,661	(4,656)	1,005
IAMGOLD Corp.	Call	41	26.000		1/23/12	5,417	(1,435)	3,982
IAMGOLD Corp.	Put	72	16.000		12/19/11	7,044	(720)	6,324
IAMGOLD Corp.	Put	65	20.000		12/19/11	6,628	(3,900)	2,728
IAMGOLD Corp.	Put	39	19.000		12/19/11	3,977	(1,755)	2,222
Kinross Gold Corp.	Put	48	14.000		11/21/11	4,675	(2,112)	2,563
Market Vectors Gold Miners Fund	Put	47	54.000		12/19/11	12,244	(6,721)	5,523
Molycorp, Inc.	Put	41	25.000		11/21/11	6,209	(451)	5,758
New Gold, Inc.	Put	115	13.000	CAD	1/23/12	10,829	(18,345)	(7,516)
New Gold, Inc.	Put	48	10.000		11/21/11	6,335	(480)	5,855
Newmont Mining Corp.	Call	41	80.000		12/19/11	5,887	(861)	5,026
Newmont Mining Corp.	Call	24	72.500		12/19/11	2,940	(2,520)	420
NovaGold Resources, Inc.	Put	52	9.000		1/23/12	5,303	(5,200)	103
Osisko Mining Corp.	Call	78	16.000	CAD	1/23/12	9,099	(783)	8,316
Randgold Resources Ltd., ADR	Call	41	145.000		1/23/12	5,670	(2,050)	3,620
Randgold Resources Ltd., ADR	Call	47	100.000		12/19/11	8,863	(58,280)	(49,417)
Randgold Resources Ltd., ADR	Call	36	110.000		12/19/11	5,386	(21,240)	(15,854)
Randgold Resources Ltd., ADR	Put	41	87.500		1/23/12	7,119	(6,355)	764
Randgold Resources Ltd., ADR	Put	41	90.000		12/19/11	6,436	(3,690)	2,746
Royal Gold, Inc.	Put	50	50.000		1/23/12	6,099	(1,750)	4,349
Royal Gold, Inc.	Put	41	60.000		1/23/12	4,013	(5,740)	(1,727)
Royal Gold, Inc.	Put	41	65.000		11/21/11	5,261	(2,460)	2,801
Seabridge Gold, Inc.	Put	42	24.000		11/21/11	4,183	(5,880)	(1,697)
Silver Standard Resources, Inc.	Put	49	16.000		12/19/11	6,147	(2,695)	3,452
Silver Wheaton Corp.	Put	41	29.000		1/23/12	6,190	(5,289)	901
Silver Wheaton Corp.	Put	52	30.000		12/19/11	8,735	(5,148)	3,587
Teck Resources Ltd., Cl. B	Put	52	35.000		11/21/11	9,309	(2,340)	6,969

						$1,438,090	$(289,913)	$1,148,177

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:
CAD       Canadian Dollar
Credit Default Swap Contracts as of October 31, 2011 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Unrealized
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	Depreciation

CDX North America High Yield Index,Series 17
JPMorgan Chase Bank NA	Sell	$635	5%	12/20/16	$25,929	$(36,357)	$10,428
51 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which	Total Maximum Potential Payments for Selling Credit	Amount	Reference Asset
the Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Non-Investment Grade Corporate Debt Indexes	$635,000	$—	B+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
See accompanying Notes to Financial Statements.
52 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,476,224,342)	$1,492,450,813
Affiliated companies (cost $412,135,050)	401,947,143
Wholly-owned subsidiary (cost $90,469,194)	99,087,421

1,993,485,377
Cash—foreign currencies (cost $300,464)	299,572
Cash used for collateral on futures	29,679,281
Unrealized appreciation on foreign currency exchange contracts	20,905
Receivables and other assets:
Futures margins	9,087,894
Interest and dividends	4,856,113
Investments sold (including $96,711 sold on a when-issued or delayed delivery basis)	4,766,946
Other	208,297

Total assets	2,042,404,385

Liabilities
Bank overdraft	4,021,782
Appreciated options written, at value (premiums received $1,378,467)	148,942
Depreciated options written, at value (premiums received $59,623)	140,971
Unrealized depreciation on foreign currency exchange contracts	5,887
Depreciated swaps, at value (upfront payments received $25,929)	36,357
Payables and other liabilities:
Investments purchased (including $2,415,192 purchased on a when-issued or delayed delivery basis)	6,967,130
Shares of beneficial interest redeemed	3,306,812
Trustees’ compensation	1,005,703
Transfer and shareholder servicing agent fees	519,737
Distribution and service plan fees	413,365
Shareholder communications	294,485
Foreign capital gains tax	134,637
Futures margins	108,964
Other	148,944

Total liabilities	17,253,716

Net Assets	$2,025,150,669

53 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$1,375,833
Additional paid-in capital	2,807,514,435
Accumulated net investment income	37,004,832
Accumulated net realized loss on investments and foreign currency transactions	(799,384,993)
Net unrealized depreciation on investments and translation
of assets and liabilities denominated in foreign currencies	(21,359,438)

Net Assets	$2,025,150,669

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,473,322,112 and 99,469,062 shares of beneficial interest outstanding)	$14.81
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.71
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $145,290,919 and 10,065,711 shares of beneficial interest outstanding)	$14.43
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $313,962,611 and 21,740,612 shares of beneficial interest outstanding)	$14.44
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $56,283,929 and 3,856,240 shares of beneficial interest outstanding)	$14.60
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $36,291,098 and 2,451,698 shares of beneficial interest outstanding)	$14.80
See accompanying Notes to Financial Statements.
54 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2011

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$6,917,728
Dividends	7,212
Expenses[2]	(377,934)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	6,547,006
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	26,957,883
Dividends	129,346
Expenses[3]	(1,118,996)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	25,968,233

Total allocation of net investment income from master funds	32,515,239

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,689,649)	35,581,148
Affiliated companies	140,782
Interest	14,410,733
Other income	80,509

Total investment income	50,213,172

Expenses
Management fees	17,635,276
Distribution and service plan fees:
Class A	3,892,525
Class B	2,244,817
Class C	3,500,253
Class N	315,425
Transfer and shareholder servicing agent fees:
Class A	4,435,796
Class B	1,109,310
Class C	860,507
Class N	178,394
Class Y	85,134
Shareholder communications:
Class A	519,257
Class B	135,875
Class C	97,317
Class N	10,685
Class Y	2,203

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $4,277.

3.	Net of expense waivers and/or reimbursements of $12,307.
55 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF OPERATIONS Continued

Expenses Continued
Custodian fees and expenses	$216,575
Trustees’ compensation	50,960
Administration service fees	1,500
Other	292,633

Total expenses	35,584,442
Less waivers and reimbursements of expenses	(2,034,829)

Net expenses	33,549,613

Net Investment Income	49,178,798

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised) (net of foreign capital gains tax of $64,271)	205,651,126
Closing and expiration of option contracts written	(50,409,038)
Closing and expiration of futures contracts	(13,936,692)
Foreign currency transactions	20,099,761
Short positions	(4,259)
Swap contracts	(371,819)
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(4,461,897)
Oppenheimer Master Loan Fund, LLC	(64,609)

Total net realized gain	156,502,573

Net change in unrealized appreciation/depreciation on:
Investments	(130,067,933)
Translation of assets and liabilities denominated in foreign currencies	(29,521,575)
Futures contracts	(40,556,984)
Option contracts written	8,635,668
Swap contracts	146,199
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,922,057)
Oppenheimer Master Loan Fund, LLC	(11,749,005)

Total net change in unrealized appreciation/depreciation	(206,035,687)

Net Decrease in Net Assets Resulting from Operations	$(354,316)

See accompanying Notes to Financial Statements.
56 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	October 31,	October 29,
Year Ended	2011	2010[1]

Operations
Net investment income	$49,178,798	$25,652,537
Net realized gain	156,502,573	278,031,187
Net change in unrealized appreciation/depreciation	(206,035,687)	55,286,854

Net increase (decrease) in net assets resulting from operations	(354,316)	358,970,578

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(22,925,802)	(12,319,958)
Class B	(2,010,647)	(239,366)
Class C	(3,222,475)	(609,553)
Class N	(790,473)	(378,540)
Class Y	(682,706)	(402,190)

	(29,632,103)	(13,949,607)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(127,647,712)	(192,894,828)
Class B	(131,463,391)	(121,657,081)
Class C	(44,130,394)	(55,221,471)
Class N	(12,319,889)	(15,017,299)
Class Y	1,220,053	(5,221,926)

	(314,341,333)	(390,012,605)

Net Assets
Total decrease	(344,327,752)	(44,991,634)
Beginning of period	2,369,478,421	2,414,470,055

End of period (including accumulated net investment income of $37,004,832 and $11,092,912, respectively)	$2,025,150,669	$2,369,478,421

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
57 | OPPENHEIMER GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	October 31,	October 29,	October 31,	October 31,	October 31,
Class A Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$15.08	$13.05	$10.69	$19.18	$18.82

Income (loss) from investment operations:
Net investment income[2]	.36	.18	.16	.27	.24
Net realized and unrealized gain (loss)	(.41)	1.96	2.36	(6.28)	1.05

Total from investment operations	(.05)	2.14	2.52	(6.01)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.11)	(.16)	(.29)	(.25)
Distributions from net realized gain	—	—	—	(2.19)	(.68)

Total dividends and/or distributions to shareholders	(.22)	(.11)	(.16)	(2.48)	(.93)

Net asset value, end of period	$14.81	$15.08	$13.05	$10.69	$19.18

Total Return, at Net Asset Value[3]	(0.37)%	16.44%	24.06%	(35.52)%	6.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,473,322	$1,623,802	$1,584,420	$1,525,472	$2,988,971

Average net assets (in thousands)	$1,589,726	$1,619,840	$1,450,251	$2,364,088	$3,068,226

Ratios to average net assets:[4]
Net investment income	2.36%[5]	1.29%[5]	1.44%	1.84%	1.26%
Total expenses	1.43%[5,6]	1.37%[5,7]	1.48%	1.27%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%[5,8]	1.37%[5]	1.42%	1.26%	1.14%

Portfolio turnover rate	77%	204%[9]	232%[9]	128%[9]	112%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.45%
7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.37%
8.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.37%
9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
58 | OPPENHEIMER GLOBAL ALLOCATION FUND

	October 31,	October 29,	October 31,	October 31,	October 31,
Class B Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$14.73	$12.77	$10.47	$18.81	$18.46

Income (loss) from investment operations:
Net investment income[2]	.23	.06	.08	.15	.09
Net realized and unrealized gain (loss)	(.41)	1.91	2.32	(6.15)	1.03

Total from investment operations	(.18)	1.97	2.40	(6.00)	1.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.01)	(.10)	(.15)	(.09)
Distributions from net realized gain	—	—	—	(2.19)	(.68)

Total dividends and/or distributions to shareholders	(.12)	(.01)	(.10)	(2.34)	(.77)

Net asset value, end of period	$14.43	$14.73	$12.77	$10.47	$18.81

Total Return, at Net Asset Value[3]	(1.25)%	15.45%	23.17%	(36.03)%	6.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,291	$277,243	$353,853	$410,268	$1,294,217

Average net assets (in thousands)	$224,604	$309,274	$357,111	$765,095	$1,649,062

Ratios to average net assets:[4]
Net investment income	1.53%[5]	0.46%[5]	0.71%	1.04%	0.48%
Total expenses	2.42%[5,6]	2.33%[5,7]	2.44%	2.06%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.20%[5,8]	2.18%[5]	2.20%	2.05%	1.92%

Portfolio turnover rate	77%	204%[9]	232%[9]	128%[9]	112%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.44%
7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.33%
8.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.22%
9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
59 | OPPENHEIMER GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

	October 31,	October 29,	October 31,	October 31,	October 31,
Class C Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$14.73	$12.77	$10.47	$18.81	$18.48

Income (loss) from investment operations:
Net investment income[2]	.25	.08	.08	.16	.10
Net realized and unrealized gain (loss)	(.40)	1.90	2.32	(6.14)	1.02

Total from investment operations	(.15)	1.98	2.40	(5.98)	1.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.02)	(.10)	(.17)	(.11)
Distributions from net realized gain	—	—	—	(2.19)	(.68)

Total dividends and/or distributions to shareholders	(.14)	(.02)	(.10)	(2.36)	(.79)

Net asset value, end of period	$14.44	$14.73	$12.77	$10.47	$18.81

Total Return, at Net Asset Value[3]	(1.08)%	15.55%	23.23%	(35.95)%	6.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$313,963	$363,252	$366,167	$373,380	$883,839

Average net assets (in thousands)	$350,372	$366,311	$343,726	$621,258	$979,278

Ratios to average net assets:[4]
Net investment income	1.65%[5]	0.57%[5]	0.74%	1.10%	0.53%
Total expenses	2.14%[5,6]	2.08%[5,7]	2.19%	2.00%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%[5,8]	2.08%[5]	2.14%	1.99%	1.87%

Portfolio turnover rate	77%	204%[9]	232%[9]	128%[9]	112%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.16%
7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.08%
8.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.08%
9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
60 | OPPENHEIMER GLOBAL ALLOCATION FUND

	October 31,	October 29,	October 31,	October 31,	October 31,
Class N Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$14.86	$12.87	$10.54	$18.94	$18.59

Income (loss) from investment operations:
Net investment income[2]	.32	.14	.14	.23	.18
Net realized and unrealized gain (loss)	(.39)	1.93	2.33	(6.20)	1.03

Total from investment operations	(.07)	2.07	2.47	(5.97)	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.08)	(.14)	(.24)	(.18)
Distributions from net realized gain	—	—	—	(2.19)	(.68)

Total dividends and/or distributions to shareholders	(.19)	(.08)	(.14)	(2.43)	(.86)

Net asset value, end of period	$14.60	$14.86	$12.87	$10.54	$18.94

Total Return, at Net Asset Value[3]	(0.55)%	16.09%	23.89%	(35.69)%	6.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,284	$69,338	$74,293	$76,475	$171,675

Average net assets (in thousands)	$63,592	$71,783	$70,697	$125,526	$193,216

Ratios to average net assets:[4]
Net investment income	2.13%[5]	1.03%[5]	1.26%	1.57%	0.95%
Total expenses	1.66%[5,6]	1.61%[5,7]	1.69%	1.53%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%[5,8]	1.61%[5]	1.62%	1.52%	1.44%

Portfolio turnover rate	77%	204%[9]	232%[9]	128%[9]	112%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.68%
7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.61%
8.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.60%
9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
61 | OPPENHEIMER GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

	October 31,	October 29,	October 31,	October 31,	October 31,
Class Y Year Ended	2011	2010[1]	2009	2008	2007
Per Share Operating Data
Net asset value, beginning of period	$15.07	$13.05	$10.68	$19.18	$18.82

Income (loss) from investment operations:
Net investment income[2]	.42	.23	.25	.31	.30
Net realized and unrealized gain (loss)	(.42)	1.95	2.34	(6.28)	1.04

Total from investment operations	—	2.18	2.59	(5.97)	1.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.16)	(.22)	(.34)	(.30)
Distributions from net realized gain	—	—	—	(2.19)	(.68)

Total dividends and/or distributions to shareholders	(.27)	(.16)	(.22)	(2.53)	(.98)

Net asset value, end of period	$14.80	$15.07	$13.05	$10.68	$19.18

Total Return, at Net Asset Value[3]	(0.04)%	16.80%	24.83%	(35.35)%	7.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,291	$35,843	$35,737	$82,551	$227,020

Average net assets (in thousands)	$38,475	$35,361	$42,026	$165,149	$294,643

Ratios to average net assets:[4]
Net investment income	2.71%[5]	1.64%[5]	2.25%	2.12%	1.56%
Total expenses	1.10%[5,6]	1.01%[5,7]	1.00%	0.98%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%[5,8]	1.01%[5]	0.85%	0.97%	0.84%

Portfolio turnover rate	77%	204%[9]	232%[9]	128%[9]	112%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.12%
7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.01%
8.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.04%
9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
62 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a combination of growth of capital and investment income. The Fund’s primary objective is growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Previous Annual Period. Since October 29, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
63 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s
64 | OPPENHEIMER GLOBAL ALLOCATION FUND

assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.
65 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of October 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$2,415,192
Sold securities	96,711
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
     As of October 31, 2011, the Fund had no outstanding securities sold short.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of October 31, 2011 is as follows:

Cost	$691,734
Market Value	$522,038
Market Value as a % of Net Assets	0.03%
Investment in Oppenheimer Global Allocation Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), and exchange traded funds and certain fixed-income
66 | OPPENHEIMER GLOBAL ALLOCATION FUND

securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company
67 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.
68 | OPPENHEIMER GLOBAL ALLOCATION FUND

Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$42,093,553	$—	$838,029,967	$3,147,131

1.	As of October 31, 2011, the Fund had $837,958,649 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2016	$427,485,203
2017	410,473,446

Total	$837,958,649

2.	The Fund had $71,318 of straddle losses which were deferred.

3.	During the fiscal year ended October 31, 2011, the Fund utilized $102,980,742 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended October 29, 2010, the Fund utilized $278,722,173 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2011. Net assets of the Fund were unaffected by the reclassifications.
69 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Increase to
Increase to	Accumulated Net
Accumulated Net	Realized Loss
Investment Income	on Investments
$6,365,225	$6,365,225
The tax character of distributions paid during the years ended October 31, 2011 and October 29, 2010 was as follows:

	Year Ended	Year Ended
	October 31, 2011	October 29, 2010
Distributions paid from:
Ordinary income	$29,632,103	$13,949,607
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,991,168,987
Federal tax cost of other investments	(342,955,967)

Total federal tax cost	$1,648,213,020

Gross unrealized appreciation	$140,996,412
Gross unrealized depreciation	(137,849,281)

Net unrealized appreciation	$3,147,131

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
     The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method
70 | OPPENHEIMER GLOBAL ALLOCATION FUND

with respect to their benefits under the Plan. During the year ended October 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$12,930
Payments Made to Retired Trustees	85,009
Accumulated Liability as of October 31, 2011	839,378
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
71 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2011		Year Ended October 29, 2010
	Shares	Amount	Shares	Amount
Class A
Sold	11,987,920	$184,486,971	12,471,403	$175,242,695
Dividends and/or distributions reinvested	1,369,109	21,097,577	797,062	11,295,129
Redeemed	(21,570,759)	(333,232,260)	(26,959,071)	(379,432,652)

Net decrease	(8,213,730)	$(127,647,712)	(13,690,606)	$(192,894,828)

Class B
Sold	1,700,256	$25,706,890	2,384,336	$32,899,455
Dividends and/or distributions reinvested	104,548	1,579,688	13,304	186,917
Redeemed	(10,563,507)	(158,749,969)	(11,288,241)	(154,743,453)

Net decrease	(8,758,703)	$(131,463,391)	(8,890,601)	$(121,657,081)

Class C
Sold	1,675,906	$25,201,566	1,861,991	$25,672,616
Dividends and/or distributions reinvested	184,840	2,793,185	37,292	521,802
Redeemed	(4,782,759)	(72,125,145)	(5,918,733)	(81,415,889)

Net decrease	(2,922,013)	$(44,130,394)	(4,019,450)	$(55,221,471)

Class N
Sold	623,347	$9,532,968	958,457	$13,369,397
Dividends and/or distributions reinvested	49,188	748,184	25,495	356,856
Redeemed	(1,481,801)	(22,601,041)	(2,091,777)	(28,743,552)

Net decrease	(809,266)	$(12,319,889)	(1,107,825)	$(15,017,299)

72 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31, 2011		Year Ended October 29, 2010
	Shares	Amount	Shares	Amount
Class Y
Sold	675,537	$10,559,481	556,094	$7,762,165
Dividends and/or distributions reinvested	40,314	620,142	26,298	371,085
Redeemed	(642,429)	(9,959,570)	(942,598)	(13,355,176)

Net increase (decrease)	73,422	$1,220,053	(360,206)	$(5,221,926)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2011, were as follows:

	Purchases	Sales
Investment securities	$1,633,994,554	$1,948,996,919
U.S. government and government agency obligations	205,515	205,132
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2011, the Fund paid $6,420,161 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
73 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class B	$29,759,592
Class C	33,264,412
Class N	6,334,655
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
October 31, 2011	$279,430	$4,636	$301,648	$23,161	$4,247
74 | OPPENHEIMER GLOBAL ALLOCATION FUND

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended October 31, 2011, the Manager waived $276,277.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and Master Funds. During the year ended October 31, 2011, the Manager waived fees and/or reimbursed the Fund $1,435,383 for management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$323,169
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
75 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the
76 | OPPENHEIMER GLOBAL ALLOCATION FUND

risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of October 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $45,936,903, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $45,879,628 as of October 31, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of October 31, 2011 the Fund has required certain counterparties to post collateral of $53,800,107.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
77 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of October 31, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts				Depreciated swaps, at value	$36,357
Equity contracts	Futures margins	$8,972,820	*
Equity contracts	Investments, at value	45,914,486	**
Equity contracts				Appreciated options written, at value	119,703
Equity contracts				Depreciated options written, at value	140,971
Foreign exchange contracts	Investments, at value	28,918	**
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	20,905		Unrealized depreciation on foreign currency exchange contracts	5,887
Foreign exchange contracts				Appreciated options written, at value	29,239
Interest rate contracts	Futures margins	115,074	*	Futures margins	108,964	*
Interest rate contracts	Investments, at value	3,906,250	**

Total		$58,958,453			$441,121

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated
	companies	Closing and
Derivatives Not	(including	expiration	Closing and
Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency	Swap
Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$6,999	$6,999
Equity contracts	49,185,642	(50,836,706)	(1,439,275)	—	—	(3,090,339)
Foreign exchange contracts	2,639	141,337	—	(2,128,857)	—	(1,984,881)
Interest rate contracts	13,328,664	286,331	(12,497,417)	—	(378,818)	738,760

Total	$62,516,945	$(50,409,038)	$(13,936,692)	$(2,128,857)	$(371,819)	$(4,329,461)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
78 | OPPENHEIMER GLOBAL ALLOCATION FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation of
				assets and
Derivatives Not				liabilities
Accounted for		Option		denominated
as Hedging		contracts	Futures	in foreign	Swap
Instruments	Investments*	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$(10,428)	$(10,428)
Equity contracts	(6,002,007)	7,563,022	(37,010,198)	—	—	(35,449,183)
Foreign exchange contracts	727,365)	1,072,646	—	(835,674)	—	(490,393)
Interest rate contracts	(355,990)	—	(3,546,786)	—	156,627	(3,746,149)

Total	$(7,085,362)	$8,635,668	$(40,556,984)	$(835,674)	$146,199	$(39,696,153)

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
79 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended October 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $10,537,832 and $9,531,790, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     During the year ended October 31, 2011, the Fund had an ending monthly average market value of $127,699,212 and $71,561,863 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging
80 | OPPENHEIMER GLOBAL ALLOCATION FUND

purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended October 31, 2011, the Fund had an ending monthly average market value of $33,662,787 and $8,478,371 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
81 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on treasury futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on treasury futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended October 31, 2011, the Fund had an ending monthly average market value of $314,667 and $16,734,250 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended October 31, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of October 29, 2010	498	$60,887	203,217	$179,992
Options written	14,261	1,336,885	52,475,383	84,958,852
Options closed or expired	(11,995)	(1,044,669)	(26,065,107)	(83,697,414)
Options exercised	(1,614)	(219,138)	(1,167)	(137,305)

Options outstanding as of October 31, 2011	1,150	$133,965	26,612,326	$1,304,125

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be
82 | OPPENHEIMER GLOBAL ALLOCATION FUND

subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and
83 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the year ended October 31, 2011, the Fund had ending monthly average notional amounts of $16,923 and $48,846 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     For the year ended October 31, 2011, the Fund had ending monthly average notional amounts of $2,731,502 on interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of October 31, 2011, the Fund had no such interest rate swap agreements outstanding.
6. Restricted Securities
As of October 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by
84 | OPPENHEIMER GLOBAL ALLOCATION FUND

the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York.
85 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
86 | OPPENHEIMER GLOBAL ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Allocation Fund (one of the portfolios constituting the Oppenheimer Quest for Value Funds), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Allocation Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2011
87 | OPPENHEIMER GLOBAL ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 18.73% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $29,828,016 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2011, the maximum amount allowable but not less than $25,104,729 or 84.72% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
88 | OPPENHEIMER GLOBAL ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
89 | OPPENHEIMER GLOBAL ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, George Evans, and Krishna Memani, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global flexible portfolio funds. The Board noted that the Fund’s one-year and three-year performance was better than its peer group median although its five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load global flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were lower than its peer group median and average. The Fund’s total expenses were higher than its peer group median and average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
90 | OPPENHEIMER GLOBAL ALLOCATION FUND

Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
91 | OPPENHEIMER GLOBAL ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds.
Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
92 | OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
93 | OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2009) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 66	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management
94 | OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director
95 | OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	(May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Evans, Memani, Rockmuller, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 2011) Age: 53	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

George Evans, Vice President (since 2011) Age: 52	Director of Equities (since October 2010), Senior Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2011) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2011) Age: 31	Vice President of the Manager (since July 2010). Assistant Vice President of the Manager (January 2010-June 2010); Senior Analyst of the Manager for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Manager for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Manager for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Manager for the High Yield Team (June 2003-April 2004). Holds the Chartered Financial Analyst designation. An officer of 1 portfolio in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real
96 | OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Arthur S. Gabinet, Continued	Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
97 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Independent	KPMG llp
Registered Public
Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
98 | OPPENHEIMER GLOBAL ALLOCATION FUND

Financial Statements for Oppenheimer Global Allocation Fund (Cayman) Ltd. for the Period Ended October 31, 2011

100	Statement of Investments

102	Statement of Assets and Liabilities

103	Statement of Operations

104	Statement of Changes in Net Assets

105	Notes to Financial Statements

116	Independent Auditors Report
99 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
STATEMENT OF INVESTMENTS October 31, 2011

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased—2.3%
SPDR Gold Trust Put[1] (Cost $3,082,869)	12/19/11	$163.00	5,730	$2,223,240

	Shares

Investment Companies—97.8%
iShares Gold Trust[1]	20,000	335,400
SPDR Gold Trust[1,2]	577,330	96,610,402

Total Investment Companies (Cost $89,401,762)		96,945,802

Total Investments, at Value (Cost $92,484,631)	100.1%	99,169,042
Liabilities in Excess of Other Assets	(0.1)	(81,621)

Net Assets	100.0%	$99,087,421

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 4 of the accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2011 based on valuation input level:

		Level 2— Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Options Purchased	$2,223,240	$—	$—	$2,223,240
Investment Companies	96,945,802	—	—	96,945,802

Total Assets	$99,169,042	$—	$—	$99,169,042

Liabilities Table
Other Financial Instruments:
Appreciated options, at value	$(2,184)	$—	$—	$(2,184)
Depreciated options, at value	(6,762)	—	—	(6,762)

Total Liabilities	$(8,946)	$—	$—	$(8,946)

100 | OPPENHEIMER GLOBAL ALLOCATION FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Written Options as of October 31, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

SPDR Gold Trust	Call	24	$176.00	11/21/11	$3,993	$(2,184)	$1,809
SPDR Gold Trust	Put	23	160.00	12/19/11	6,378	(6,762)	(384)

					$10,371	$(8,946)	$1,425

See accompanying Notes to Financial Statements.
101 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
STATEMENT OF ASSETS AND LIABILITIES October 31, 2011

Assets
Investments, at value (cost $92,484,631)—see accompanying statement of investments	$99,169,042
Receivables and other assets:
Investments sold	10,371

Total assets	99,179,413

Liabilities
Appreciated options written, at value (premiums received $3,993)	2,184
Depreciated options written, at value (premiums received $6,378)	6,762
Payables and other liabilities:
Management and administrative fees	66,463
Legal, auditing and other professional fees	16,348
Directors’ compensation	235

Total liabilities	91,992

Net Assets	$99,087,421

Composition of Net Assets
Par value of shares of beneficial interest	$29
Additional paid-in capital	86,313,604
Accumulated net investment loss	(292,857)
Accumulated net realized gain on investments	6,380,809
Net unrealized appreciation on investments	6,685,836

Net Assets—applicable to 2,921.46 shares of beneficial interest outstanding	$99,087,421

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$33,917.09
See accompanying Notes to Financial Statements.
102 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
STATEMENT OF OPERATIONS For the Period Ended October 31, 20111

Investment Income
Interest	$3

Expenses
Management fees	276,277
Legal, auditing and other professional fees	16,348
Directors’ compensation	235

Total expenses	292,860

Net Investment Loss	(292,857)

Realized and Unrealized Gain
Net realized gain on:
Investments (including premiums on options exercised)	3,720,878
Closing and expiration of option contracts written	2,659,931

Net realized gain	6,380,809
Net change in unrealized appreciation/depreciation on:
Investments	6,684,411
Option contracts written	1,425

Net change in unrealized appreciation/depreciation	6,685,836

Net Increase in Net Assets Resulting from Operations	$12,773,788

1.	For the period from May 12, 2011 (commencement of operations) to October 31, 2011.
See accompanying Notes to Financial Statements.
103 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
STATEMENT OF CHANGES IN NET ASSETS

Period Ended October 31,	2011[1]

Operations
Net investment loss	$(292,857)
Net realized gain	6,380,809
Net change in unrealized appreciation/depreciation	6,685,836

Net increase in net assets resulting from operations	12,773,788

Capital Transactions
Net increase in net assets resulting from capital transactions	86,313,633

Net Assets
Total increase	99,087,421
Beginning of period	—

End of period (including accumulated net investment loss of $292,857 for the period ended October 31, 2011)	$99,087,421

1.	For the period from May 12, 2011 (commencement of operations) to October 31, 2011.
See accompanying Notes to Financial Statements.
104 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of October 31, 2011, 100% of the Fund was owned by Oppenheimer Global Allocation Fund (“OGAF”). The Manager is also the investment adviser of OGAF and ORAMI is also the Sub-Adviser of OGAF. The Fund commenced operations on May 12, 2011.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of October 31, 2011, the directors have not designated classes or series of outstanding participating shares. During the period ended October 31, 2011, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security
105 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
106 | OPPENHEIMER GLOBAL ALLOCATION FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Capital Transactions
The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 2,921.46 participating shares for $292,146 on May 12, 2011 in conjunction with OGAF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.
107 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
2. Capital Transactions Continued
Capital transactions were as follows:

Period Ended October 31, 2011[1]
Amount

Contributions	$121,262,669
Withdrawals	(34,949,036)

Net increase	$86,313,633

1.	For the period from May 12, 2011 (commencement of operations) to October 31, 2011.
3. Expenses
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	0.400%
Next $2.0 billion	0.380
Next $1.0 billion	0.355
Next $1.0 billion	0.330
Next $1.0 billion	0.300
Next $1.0 billion	0.275
Next $2.0 billion	0.250
Over $9.0 billion	0.240
The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
108 | OPPENHEIMER GLOBAL ALLOCATION FUND

4. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors: Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.
Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
109 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
4. Risk Exposures and the Use of Derivative Instruments Continued
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
110 | OPPENHEIMER GLOBAL ALLOCATION FUND

Valuations of derivative instruments as of October 31, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives Not	Assets and			Assets and
Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Equity contracts				Appreciated options written, at value	$2,184
Equity contracts				Depreciated options written, at value	6,762

Equity contracts	Investments, at value	$2,223,240	*

Total		$2,223,240			$8,946

*	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from	Closing and
Derivatives Not	unaffiliated companies	expiration
Accounted for as	(including premiums	of option
Hedging Instruments	on options exercised)*	contracts written	Total

Equity contracts	$(66,315)	$2,659,931	$2,593,616

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not
Accounted
for as Hedging		Option
Instruments	Investments*	contracts written	Total

Equity contracts	$(859,629)	$1,425	$(858,204)

*	Includes purchased option contracts and purchased swaption contracts, if any.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
111 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
4. Risk Exposures and the Use of Derivative Instruments Continued
     During the period ended October 31, 2011, the Fund had an ending monthly average market value of $710,961 on purchased put options.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the period ended October 31, 2011, the Fund had an ending monthly average market value of $66,283 and $1,471 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the period ended October 31, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of May 12, 2011	—	$—	—	$—
Options written	7,724	4,224,647	43	11,091
Options closed or expired	(7,700)	(4,220,654)	—	—
Options exercised	—	—	(20)	(4,713)

Options outstanding as of October 31, 2011	24	$3,993	23	$6,378

5. Financial Highlights
The following represents the total return of the Fund for the period ended October 31, 2011. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:
Period Ended October 31, 20111
13.38%
112 | OPPENHEIMER GLOBAL ALLOCATION FUND

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Period Ended October 31, 2011[1]

Ratios to average net assets:
Net investment loss	(0.84)%
Total expenses	0.84%

1.	For the period from May 12, 2011 (commencement of operations) through October 31, 2011.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding
113 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
6.	Pending Litigation Continued
that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach
114 | OPPENHEIMER GLOBAL ALLOCATION FUND

of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 16, 2011, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
115 | OPPENHEIMER GLOBAL ALLOCATION FUND

INDEPENDENT AUDITORS REPORT
The Board of Directors and Shareholder of Oppenheimer Global Allocation Fund (Cayman) Ltd.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Allocation Fund (Cayman) Ltd., including the statement of investments, as of October 31, 2011, and the related statement of operations and the statement of changes in net assets for the period from May 12, 2011 (commencement of operations) to October 31, 2011. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Allocation Fund (Cayman) Ltd. as of October 31, 2011, the results of its operations and the changes in its net assets for the period from May 12, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2011
116 | OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
117 | OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
118 | OPPENHEIMER GLOBAL ALLOCATION FUND

October 31, 2011

October 31, 2011

Oppenheimer

Quest Opportunity Value Fund[SM]

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Fund Update

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

MANAGEMENT COMMENTARY
Fund Update
ANNUAL REPORT
Listing of Top Holdings Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries
Software	10.9%
Oil, Gas & Consumable Fuels	5.6
Biotechnology	4.8
Internet Software & Services	4.2
Insurance	3.7
Health Care Providers & Services	2.8
Commercial Banks	2.8
Food Products	2.7
Communications Equipment	2.5
Media	2.4
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on net assets.

Top Ten Common Stock Holdings
Take–Two Interactive Software, Inc.	8.3%
Chevron Corp.	3.5
Google, Inc., Cl. A	3.0
Nestle SA	2.7
Jupiter Telecommunications Co. Ltd.	2.5
Gilead Sciences, Inc.	2.3
Mosaic Co. (The)	2.3
Amgen, Inc.	1.8
Oracle Corp.	1.5
Wells Fargo & Co.	1.4
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.
6 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on the total market value of investments. Short sales of securities, which accounted for 29% of the Fund’s net assets as of fiscal year end, are not reflected in the chart above. More information about these investments is included in the Statement of Investments and the accompanying Notes to Financial Statements.
7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended October 31, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the reporting period ended October 31, 2011, Oppenheimer Quest Opportunity Value Fund generated a 12-month total return of 0.14% for its Class A shares (without sales charges). By comparison, the S&P 500 Index returned 8.09%. The Fund underperformed the benchmark due primarily to its conservative positioning, which hurt performance during the stock market rally in late 2010 through early 2011 and the rally in the month of October 2011. As an additional point of reference, the HFRI Fund Weighted Composite Index returned -0.30% during the period.1
     Early in the reporting period, the Fund had direct exposure to stocks in cyclical industries such as energy, financial, industrials and materials, in the belief that their prices would decline once QE2 expired and the general weakness of the U.S. economy was revealed. For that same reason, the Fund invested in shorts on high marginal cost oil producers and domestic steel companies. These investments worked out well as concerns about slowing global growth mounted and prices for commodity-related stocks fell. The Fund’s short positions were, in the aggregate, a top contributor to performance.
     Making the strongest contribution to total return by far was a (long) position in Take-Two Interactive Software, Inc. During the period, Take-Two generally executed its business plan well and continued to develop new intellectual property. It also continued to benefit from a recently released game by Rockstar Studios, “Red Dead Redemption,” that was well received by consumers.
     The gains for Take-Two and other equities were partially offset by the weak results of our consumer discretionary and financial-sector holdings. Underperformance in the consumer discretionary sector can be attributed generally to a lack of exposure during the October rally, which favored cyclical stocks. In the financials sector, insurance company MetLife, Inc. was the most significant detractor from performance. Insurance companies rely on yields from massive fixed income portfolios to meet claims and generate profits. Given the low-yield environment, the market was concerned about the impact on MetLife’s profitability. The

1. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds. Indices cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Fund maintained the position in the belief that the company is less rate-sensitive than the market projects and that high-quality stocks like MetLife can maintain value if market conditions should remain unsettled.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2011. Performance is measured over a ten-fiscal-year period for all Classes. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charges on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. Indices cannot be purchased directly by investors. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the securities comprising the index.
9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
OppenheimerFunds, Inc. became the Fund’s advisor on 11/22/95, and assumed responsibility for the Fund’s portfolio stock selection on 1/1/05. The Fund’s subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund’s advisor prior to 11/22/95.
Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2011	October 31, 2011	October 31, 2011
Actual
Class A	$1,000.00	$918.40	$7.43
Class B	1,000.00	914.10	11.85
Class C	1,000.00	914.80	11.12
Class N	1,000.00	917.10	8.84
Class Y	1,000.00	919.90	5.78

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.49	7.81
Class B	1,000.00	1,012.91	12.46
Class C	1,000.00	1,013.66	11.69
Class N	1,000.00	1,016.03	9.29
Class Y	1,000.00	1,019.21	6.07
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2011 are as follows:

Class	Expense Ratios
Class A	1.53%
Class B	2.44
Class C	2.29
Class N	1.82
Class Y	1.19
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2011

	Shares	Value

Common Stocks—55.2%
Consumer Discretionary—3.7%
Media—2.4%
Jupiter Telecommunications Co. Ltd.	34,822	$34,025,046
Multiline Retail—1.3%
Target Corp.[1]	326,210	17,859,998
Consumer Staples—4.5%
Food & Staples Retailing—0.9%
CVS Caremark Corp.[1]	338,400	12,283,920
Food Products—2.7%
Nestle SA	649,310	37,650,808
Tobacco—0.9%
Altria Group, Inc.[1]	441,900	12,174,345
Energy—5.6%
Oil, Gas & Consumable Fuels—5.6%
Chevron Corp.[1]	467,870	49,149,744
CONSOL Energy, Inc.[1]	278,840	11,923,198
Exxon Mobil Corp.[1]	212,180	16,569,136

		77,642,078

Financials—9.6%
Capital Markets—1.9%
Bond Street Holdings LLC, Cl. A2,3	495,000	10,642,500
Goldman Sachs Group, Inc. (The)[1]	140,322	15,372,275

		26,014,775

Commercial Banks—2.8%
M&T Bank Corp.[1]	188,640	14,357,390
U.S. Bancorp[1]	195,420	5,000,798
Wells Fargo & Co.[1]	754,810	19,557,127

		38,915,315

Diversified Financial Services—1.2%
JPMorgan Chase & Co.[1]	475,930	16,543,327
Insurance—3.7%
ACE Ltd.[1]	158,570	11,440,826
Everest Re Group Ltd.	188,900	16,985,888
MetLife, Inc.[1]	500,470	17,596,525
Progressive Corp.[1]	254,870	4,845,079

		50,868,318

Health Care—8.6%
Biotechnology—4.8%
Amgen, Inc.[1]	441,800	$25,301,886
Gilead Sciences, Inc.[1,3]	771,760	32,151,522
Vanda Pharmaceuticals, Inc.[1,3,4]	1,535,078	8,918,803

		66,372,211

Health Care Providers & Services—2.8%
Humana, Inc.[1]	143,990	12,223,311
UnitedHealth Group, Inc.	174,820	8,389,612
WellPoint, Inc.[1]	272,810	18,796,609

		39,409,532

Pharmaceuticals—1.0%
Teva Pharmaceutical Industries Ltd., Sponsored ADR[1]	323,210	13,203,129
Industrials—1.1%

Aerospace & Defense—0.0%

AerCap Holdings NV3	38,850	460,761
Electrical Equipment—1.1%
Cooper Industries plc[1]	285,190	14,961,067
Information Technology—18.6%

Communications Equipment—2.5%
Juniper Networks, Inc.[1,3]	507,790	12,425,621
QUALCOMM, Inc.[1]	365,560	18,862,896
Research in Motion Ltd.[1,3]	158,700	3,205,740

		34,494,257

Computers & Peripherals—1.0%
Apple, Inc.[1,3]	34,410	13,928,480
Internet Software & Services—4.2%
eBay, Inc.[1,3]	424,900	13,524,567
Google, Inc., Cl. A1,3	70,100	41,544,064
Yahoo!, Inc.[1,3]	235,480	3,682,907

		58,751,538

Software—10.9%
Oracle Corp.[1]	622,600	20,402,602
18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Shares	Value

Software Continued
Take-Two Interactive Software, Inc.[3,4]	7,303,043	$115,242,019
THQ, Inc.[1,3,4]	7,102,240	15,127,771

		150,772,392

Materials—2.3%
Chemicals—2.3%
Mosaic Co. (The)[1]	536,670	31,427,394
Utilities—1.2%
Electric Utilities—1.2%
Edison International, Inc.[1]	411,500	16,706,900

Total Common Stocks (Cost $773,688,067)		764,465,591

	Principal
	Amount

Mortgage-Backed Obligations—0.1%
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.685%, 4/1/34[5] (Cost $1,265,947)	$1,473,977	1,421,223
Convertible Corporate Bonds and Notes—0.5% Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14[4] (Cost $4,611,000)	$4,611,000	$7,308,435

	Shares

Structured Securities—0.7%
Africa Telecommunications, Media & Technology Fund 1 LLC[2,3] (Cost $10,000,000)	9,542,930	9,999,998

Investment Company—51.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%[4,6] (Cost $707,964,096)	707,964,096	707,964,096

Total Investments, at Value (Cost $1,497,529,110)	107.6%	1,491,159,343
Liabilities in Excess of Other Assets	(7.6)	(105,140,469)

Net Assets	100.0%	$1,386,018,874

Footnotes to Statement of Investments

1.	All or a portion of the security position was segregated by the Fund comprising a total segregated amount of $540,559,618, which represented 134.45% of the market value of securities sold short. See Note 1 of the accompanying Notes.

2.	Restricted security. The aggregate value of restricted securities as of October 31, 2011 was $20,642,498, which represents 1.49% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

Africa Telecommunications, Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$9,999,998	$(2)
Bond Street Holdings LLC, Cl. A	11/4/09	9,900,000	10,642,500	742,500

		$19,900,000	$20,642,498	$742,498

3.	Non-income producing security.
19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 29, 2010[a]	Additions	Reductions	October 31, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	787,669,229	1,431,527,028	1,511,232,161	707,964,096
Take-Two Interactive Software, Inc.	7,372,043	—	69,000	7,303,043
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	4,611,000	—	—	4,611,000
THQ, Inc.	5,939,700	1,162,540	—	7,102,240
Vanda Pharmaceuticals, Inc.	1,535,078	—	—	1,535,078

			Realized
	Value	Income	Loss

Oppenheimer Institutional Money Market Fund, Cl. E	$707,964,096	$1,357,939	$—
Take-Two Interactive Software, Inc.	115,242,019	—	518,620
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	7,308,435	201,731	—
THQ, Inc.	15,127,771	—	—
Vanda Pharmaceuticals, Inc.	8,918,803	—	—

	$854,561,124	$1,559,670	$518,620

a.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Rate shown is the 7-day yield as of October 31, 2011.

	Shares
	Sold Short	Value

Common Stock Securities Sold Short—(5.9)%
Cliffs Natural Resources, Inc.	(262,760)	$(17,925,487)
FMC Technologies, Inc.[3]	(537,460)	(24,088,957)
HomeAway, Inc.[3]	(236,560)	(7,818,308)
Silver Wheaton Corp.	(473,850)	(16,395,210)
United States Steel Corp.	(609,090)	(15,446,522)

Total Common Stock Securities Sold Short (Proceeds $(70,790,856))		(81,674,484)

Investment Company Securities Sold Short—(23.1)%
Financial Select Sector SPDR Fund	(6,184,540)	(83,614,981)
Oil Services HOLDRS Trust	(681,850)	(87,883,647)
PowerShares QQQ	(1,347,130)	(78,052,712)
Standard & Poor’s Depositary Receipts Trust/Standard & Poor’s 500 Exchange Traded Funds, Series 1	(564,300)	(70,819,650)

Total Investment Company Securities Sold Short (Proceeds $(271,506,726))		(320,370,990)

Total Securities Sold Short (Proceeds $(342,297,582))		$402,045,474

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$17,859,998	$34,025,046	$—	$51,885,044
Consumer Staples	62,109,073	—	—	62,109,073
Energy	77,642,078	—	—	77,642,078
Financials	121,699,235	10,642,500	—	132,341,735
Health Care	118,984,872	—	—	118,984,872
Industrials	15,421,828	—	—	15,421,828
Information Technology	257,946,667	—	—	257,946,667
Materials	31,427,394	—	—	31,427,394
Utilities	16,706,900	—	—	16,706,900
Mortgage-Backed Obligations	—	1,421,223	—	1,421,223
Convertible Corporate Bonds and Notes	—	7,308,435	—	7,308,435
Structured Securities	—	—	9,999,998	9,999,998
Investment Company	707,964,096	—	—	707,964,096

Total Assets	$1,427,762,141	$53,397,204	$9,999,998	$1,491,159,343

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(81,674,484)	$—	$—	$(81,674,484)
Investment Company Securities Sold Short	(320,370,990)	—	—	(320,370,990)

Total Liabilities	$(402,045,474)	$—	$—	$(402,045,474)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into
	Level 1*	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(45,195,234)	$45,195,234

Total Assets	$(45,195,234)	$45,195,234

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $565,473,424)	$636,598,219
Affiliated companies (cost $932,055,686)	854,561,124

1,491,159,343
Deposits with broker for securities sold short	240,000,000
Receivables and other assets:
Investments sold	69,823,838
Shares of beneficial interest sold	1,009,222
Interest and dividends	482,031
Other	108,546

Total assets	1,802,582,980

Liabilities
Bank overdraft	10,665,752
Short positions, at value (proceeds of $342,297,582)—see accompanying statement of investments	402,045,474
Payables and other liabilities:
Shares of beneficial interest redeemed	2,732,315
Trustees’ compensation	308,393
Transfer and shareholder servicing agent fees	302,933
Distribution and service plan fees	281,944
Shareholder communications	168,100
Other	59,195

Total liabilities	416,564,106

Net Assets	$1,386,018,874

Composition of Net Assets
Par value of shares of beneficial interest	$551,213
Additional paid-in capital	1,349,147,103
Accumulated net investment loss	(306,357)
Accumulated net realized gain on investments and foreign currency transactions	102,742,240
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(66,115,325)

Net Assets	$1,386,018,874

22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,024,109,005 and 40,086,929 shares of beneficial interest outstanding)	$25.55
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.11
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,426,103 and 2,895,565 shares of beneficial interest outstanding)	$23.63
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $199,764,485 and 8,457,149 shares of beneficial interest outstanding)	$23.62
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,916,025 and 1,609,731 shares of beneficial interest outstanding)	$24.80
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $53,803,256 and 2,071,973 shares of beneficial interest outstanding)	$25.97
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $262,245)	$12,159,730
Affiliated companies	1,357,939
Interest:
Unaffiliated companies	92,763
Affiliated companies	201,731
Other income	38,582

Total investment income	13,850,745

Expenses
Management fees	13,128,472
Distribution and service plan fees:
Class A	2,834,240
Class B	816,145
Class C	2,336,229
Class N	223,907
Transfer and shareholder servicing agent fees:
Class A	2,650,470
Class B	362,673
Class C	512,365
Class N	123,476
Class Y	89,609
Shareholder communications:
Class A	277,778
Class B	49,327
Class C	62,199
Class N	6,596
Class Y	4,614
Financing expense from short sales	2,065,043
Dividends on short sales	1,686,557
Trustees’ compensation	36,482
Custodian fees and expenses	18,358
Administration service fees	1,500
Other	169,937

Total expenses	27,455,977
Less waivers and reimbursements of expenses	(835,403)

Net expenses	26,620,574

Net Investment Loss	(12,769,829)
24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$95,941,429
Affiliated companies	(518,620)
Foreign currency transactions	826,972
Short positions	34,737,619

Net realized gain	130,987,400
Net change in unrealized appreciation/depreciation on:
Investments	(56,483,856)
Translation of assets and liabilities denominated in foreign currencies	2,304,081
Short positions	(54,876,735)

Net change in unrealized appreciation/depreciation	(109,056,510)

Net Increase in Net Assets Resulting from Operations	$9,161,061

See accompanying Notes to Financial Statements.
25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 29,
	2011	2010[1]

Operations
Net investment loss	$(12,769,829)	$(10,554,568)
Net realized gain	130,987,400	47,876,351
Net change in unrealized appreciation/depreciation	(109,056,510)	63,557,523

Net increase in net assets resulting from operations	9,161,061	100,879,306

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(23,607,860)	—
Class B	(1,850,873)	—
Class C	(5,094,508)	—
Class N	(919,492)	—
Class Y	(894,640)	—

	(32,367,373)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(191,105,180)	(188,185,801)
Class B	(21,351,139)	(21,157,794)
Class C	(42,358,915)	(18,994,964)
Class N	(5,616,085)	7,455,433
Class Y	4,707,964	9,600,234

	(255,723,355)	(211,282,892)

Net Assets
Total decrease	(278,929,667)	(110,403,586)
Beginning of period	1,664,948,541	1,775,352,127

End of period (including accumulated net investment loss of $306,357 and $252,429, respectively)	$1,386,018,874	$1,664,948,541

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS

	October 31,	October 29,	October 31,	October 31,	October 31,
Class A Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$26.01	$24.46	$23.15	$34.21	$30.15

Income (loss) from investment operations:
Net investment income (loss)[2]	(.17)	(.11)	(.03)	.26	.51
Net realized and unrealized gain (loss)	.22	1.66	2.19	(5.63)	5.17

Total from investment operations	.05	1.55	2.16	(5.37)	5.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(3.43)	(.39)
Distributions from net realized gain	(.51)	—	(.79)	(2.26)	(1.23)
Tax return of capital distribution	—	—	(.06)	—	—

Total dividends and/or distributions to shareholders	(.51)	—	(.85)	(5.69)	(1.62)

Net asset value, end of period	$25.55	$26.01	$24.46	$23.15	$34.21

Total Return, at Net Asset Value[3]	0.14%	6.34%	9.94%	(18.62)%	19.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,024,109	$1,229,920	$1,340,846	$1,052,971	$1,164,793

Average net assets (in thousands)	$1,165,257	$1,297,058	$1,206,192	$1,166,299	$1,142,058

Ratios to average net assets:[4]
Net investment income (loss)	(0.65)%	(0.44)%	(0.13)%	0.93%	1.61%
Total expenses[5]	1.57%	1.43%	1.48%	1.56%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.38%	1.43%	1.52%	1.37%

Portfolio turnover rate	181%	58%	117%	135%	51%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.62%
Year Ended October 29, 2010	1.48%
Year Ended October 31, 2009	1.53%
Year Ended October 31, 2008	1.60%
Year Ended October 31, 2007	1.43%
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

	October 31,	October 29,	October 31,	October 31,	October 31,
Class B Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$24.32	$23.07	$22.08	$32.82	$28.97

Income (loss) from investment operations:
Net investment income (loss)[2]	(.38)	(.31)	(.23)	.06	.26
Net realized and unrealized gain (loss)	.20	1.56	2.07	(5.39)	4.97

Total from investment operations	(.18)	1.25	1.84	(5.33)	5.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(3.15)	(.15)
Distributions from net realized gain	(.51)	—	(.79)	(2.26)	(1.23)
Tax return of capital distribution	—	—	(.06)	—	—

Total dividends and/or distributions to shareholders	(.51)	—	(.85)	(5.41)	(1.38)

Net asset value, end of period	$23.63	$24.32	$23.07	$22.08	$32.82

Total Return, at Net Asset Value[3]	(0.81)%	5.42%	8.93%	(19.23)%	18.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,426	$91,209	$107,366	$90,923	$136,745

Average net assets (in thousands)	$82,022	$98,421	$97,044	$113,810	$146,748

Ratios to average net assets:[4]
Net investment income (loss)	(1.55)%	(1.34)%	(1.04)%	0.21%	0.84%
Total expenses[5]	2.57%	2.43%	2.49%	2.31%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.43%	2.29%	2.34%	2.27%	2.14%

Portfolio turnover rate	181%	58%	117%	135%	51%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.62%
Year Ended October 29, 2010	2.48%
Year Ended October 31, 2009	2.54%
Year Ended October 31, 2008	2.35%
Year Ended October 31, 2007	2.20%
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	October 31,	October 29,	October 31,	October 31,	October 31,
Class C Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$24.27	$22.99	$21.98	$32.73	$28.91

Income (loss) from investment operations:
Net investment income (loss)[2]	(.35)	(.28)	(.20)	.04	.26
Net realized and unrealized gain (loss)	.21	1.56	2.06	(5.35)	4.96

Total from investment operations	(.14)	1.28	1.86	(5.31)	5.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(3.18)	(.17)
Distributions from net realized gain	(.51)	—	(.79)	(2.26)	(1.23)
Tax return of capital distribution	—	—	(.06)	—	—

Total dividends and/or distributions to shareholders	(.51)	—	(.85)	(5.44)	(1.40)

Net asset value, end of period	$23.62	$24.27	$22.99	$21.98	$32.73

Total Return, at Net Asset Value[3]	(0.64)%	5.57%	9.07%	(19.21)%	18.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$199,765	$247,138	$253,051	$138,331	$140,022

Average net assets (in thousands)	$233,997	$259,581	$194,014	$139,228	$139,758

Ratios to average net assets:[4]
Net investment income (loss)	(1.40)%	(1.20)%	(0.93)%	0.15%	0.85%
Total expenses[5]	2.32%	2.18%	2.24%	2.32%	2.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.27%	2.13%	2.19%	2.28%	2.13%

Portfolio turnover rate	181%	58%	117%	135%	51%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.37%
Year Ended October 29, 2010	2.23%
Year Ended October 31, 2009	2.29%
Year Ended October 31, 2008	2.36%
Year Ended October 31, 2007	2.19%
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

	October 31,	October 29,	October 31,	October 31,	October 31,
Class N Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$25.34	$23.91	$22.72	$33.68	$29.68

Income (loss) from investment operations:
Net investment income (loss)[2]	(.24)	(.19)	(.12)	.17	.40
Net realized and unrealized gain (loss)	.21	1.62	2.16	(5.54)	5.10

Total from investment operations	(.03)	1.43	2.04	(5.37)	5.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(3.33)	(.27)
Distributions from net realized gain	(.51)	—	(.79)	(2.26)	(1.23)
Tax return of capital distribution	—	—	(.06)	—	—

Total dividends and/or distributions to shareholders	(.51)	—	(.85)	(5.59)	(1.50)

Net asset value, end of period	$24.80	$25.34	$23.91	$22.72	$33.68

Total Return, at Net Asset Value[3]	(0.18)%	5.98%	9.58%	(18.89)%	19.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,916	$46,237	$36,363	$17,858	$22,007

Average net assets (in thousands)	$45,004	$43,184	$25,939	$20,349	$21,086

Ratios to average net assets:[4]
Net investment income (loss)	(0.95)%	(0.79)%	(0.52)%	0.62%	1.28%
Total expenses[5]	1.87%	1.77%	1.83%	1.90%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.71%	1.77%	1.84%	1.70%

Portfolio turnover rate	181%	58%	117%	135%	51%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.92%
Year Ended October 29, 2010	1.82%
Year Ended October 31, 2009	1.88%
Year Ended October 31, 2008	1.94%
Year Ended October 31, 2007	1.76%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	October 31,	October 29,	October 31,	October 31,	October 31,
Class Y Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$26.35	$24.70	$23.30	$34.39	$30.28

Income (loss) from investment operations:
Net investment income (loss)[2]	(.09)	(.04)	.02	.30	.56
Net realized and unrealized gain (loss)	.22	1.69	2.23	(5.65)	5.20

Total from investment operations	.13	1.65	2.25	(5.35)	5.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(3.48)	(.42)
Distributions from net realized gain	(.51)	—	(.79)	(2.26)	(1.23)
Tax return of capital distribution	—	—	(.06)	—	—

Total dividends and/or distributions to shareholders	(.51)	—	(.85)	(5.74)	(1.65)

Net asset value, end of period	$25.97	$26.35	$24.70	$23.30	$34.39

Total Return, at Net Asset Value[3]	0.45%	6.68%	10.27%	(18.45)%	19.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,803	$50,445	$37,726	$18,693	$14,784

Average net assets (in thousands)	$58,196	$50,667	$32,544	$17,505	$15,189

Ratios to average net assets:[4]
Net investment income (loss)	(0.34)%	(0.14)%	0.10%	1.08%	1.77%
Total expenses[5]	1.25%	1.11%	1.18%	1.35%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.06%	1.13%	1.31%	1.21%

Portfolio turnover rate	181%	58%	117%	135%	51%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.16%
Year Ended October 31, 2009	1.23%
Year Ended October 31, 2008	1.39%
Year Ended October 31, 2007	1.28%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest Opportunity Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y             shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Previous Annual Period. Since October 29, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
32 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers.
     Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
33 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day
34 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$41,616,510	$71,349,025	$169,405	$76,169,209

1. The Fund had $169,405 of straddle losses which were deferred.
2. During the fiscal year ended October 31, 2011, the Fund did not utilize any capital loss carryforward.
3. During the fiscal year ended October 29, 2010, the Fund did not utilize any capital loss carryforward.
35 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments[4]

$15,139,114	$12,715,901	$27,855,015

4. $15,076,264, including $10,960,345 of long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended October 31, 2011 and October 29, 2010 was as follows:

	Year Ended	Year Ended
	October 31, 2011	October 29, 2010

Distributions paid from:
Long-term capital gain	$32,367,373	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,507,582,9944
Federal tax cost of other investments	(342,297,580)

Total federal tax cost	$1,165,285,414

Gross unrealized appreciation	$95,666,663
Gross unrealized depreciation	(171,835,872)

Net unrealized depreciation	$(76,169,209)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be
36 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$9,343
Payments Made to Retired Trustees	23,395
Accumulated Liability as of October 31, 2011	236,789
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
37 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2011		Year Ended October 29, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	3,804,285	$101,386,842	7,476,605	$187,300,668
Dividends and/or distributions reinvested	845,456	22,336,949	—	—
Redeemed	(11,843,997)	(314,828,971)	(15,007,941)	(375,486,469)

Net decrease	(7,194,256)	$(191,105,180)	(7,531,336)	$(188,185,801)

38 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Year Ended October 31, 2011		Year Ended October 29, 2010
	Shares	Amount	Shares	Amount

Class B
Sold	417,497	$10,363,163	792,166	$18,654,401
Dividends and/or distributions reinvested	72,919	1,795,279	—	—
Redeemed	(1,345,943)	(33,509,581)	(1,694,268)	(39,812,195)

Net decrease	(855,527)	$(21,351,139)	(902,102)	$(21,157,794)

Class C
Sold	1,176,984	$29,154,350	2,415,024	$56,790,606
Dividends and/or distributions reinvested	180,408	4,434,430	—	—
Redeemed	(3,084,225)	(75,947,695)	(3,236,652)	(75,785,570)

Net decrease	(1,726,833)	$(42,358,915)	(821,628)	$(18,994,964)

Class N
Sold	443,375	$11,450,888	925,101	$22,613,260
Dividends and/or distributions reinvested	33,046	849,630	—	—
Redeemed	(691,594)	(17,916,603)	(621,312)	(15,157,827)

Net increase (decrease)	(215,173)	$(5,616,085)	303,789	$7,455,433

Class Y
Sold	1,297,635	$35,176,205	1,761,695	$44,544,714
Dividends and/or distributions reinvested	21,473	575,046	—	—
Redeemed	(1,161,706)	(31,043,287)	(1,374,651)	(34,944,480)

Net increase	157,402	$4,707,964	387,044	$9,600,234

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$1,483,741,636	$1,426,369,206
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50
39 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2011, the Fund paid $3,716,931 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class C	$11,291,311
Class N	1,056,000
40 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
October 31, 2011	$266,266	$3,110	$165,076	$18,644	$666
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2011, the Manager waived fees and/or reimbursed the Fund $759,811 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$75,592
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
41 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
42 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

	Investments from
Derivatives Not	unaffiliated companies
Accounted for as	(including premiums	Foreign currency
Hedging Instruments	on options exercised)*	transactions	Total

Equity contracts	$(346,835)	$—	$(346,835)
Foreign exchange contracts	—	(36,925)	(36,925)

Total	$(346,835)	$(36,925)	$(383,760)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or
43 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended October 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $61,649 and $149,094, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of October 31, 2011, the Fund had no outstanding forward contracts.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended October 31, 2011, the Fund had an ending monthly average market value of $8,346 on purchased call options.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases
44 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
     As of October 31, 2011, the Fund had no outstanding written options.
6. Restricted Securities
As of October 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable
45 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and
46 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
47 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting the Oppenheimer Quest for Value Funds), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2011
48 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.51431 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 29, 2010. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 18.99% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $12,408,990 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2011, amount allowable but not less than the maximum amount allowable but not less than $45,732,429 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
49 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
50 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load flexible portfolio funds. The Board noted that the Fund’s one-year, three-year, and ten-year performance was below its peer group median although its five-year performance was equal to its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were higher than its peer group median and average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
51 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
52 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
53 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
54 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Matthew P. Fink, Trustee (since 2009) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 66	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of
55 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Mary Ann Tynan, Continued	Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC;
56 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
William F. Glavin, Jr., Continued	Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
57 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002- December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional (information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
58 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUNDSM
A Series of Oppenheimer Quest For Value Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
59 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
60 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
61 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

October 31, 2011

Oppenheimer

Small- & Mid- Cap Value Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Industries

Insurance	9.0%
Commercial Banks	8.2
Health Care Providers & Services	7.2
Oil, Gas & Consumable Fuels	5.8
Electric Utilities	4.6
Chemicals	4.2
Software	4.2
Multi-Utilities	3.9
Energy Equipment & Services	3.8
Food Products	3.1
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on net assets.
Top Ten Common Stock Holdings

Cooper Industries plc	2.2%
CMS Energy Corp.	2.2
Tyco International Ltd.	2.2
M&T Bank Corp.	2.0
Cleco Corp.	1.9
Everest Re Group Ltd.	1.9
DaVita, Inc.	1.8
Mattel, Inc.	1.8
Airgas, Inc.	1.7
SCANA Corp.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2011, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.
6 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Sector Allocation
7 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended October 31, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the one-year period ended October 31, 2011, Oppenheimer Small- & Mid- Cap Value Fund’s Class A shares (without sales charge) returned 2.07% and underperformed the Russell 2500 Value Index (the “Index”), which returned 4.49%. The Fund’s relative underperformance was partly the result of an investment environment in which macroeconomic factors generally drove stock movements rather than the fundamentals of individual companies. In terms of relative sector performance, the Fund outperformed the Index in the information technology and utilities sectors and underperformed primarily in the financials and energy sectors.
     Within the information technology sector, top individual contributors to performance included software companies Electronic Arts, Inc. and Aspen Technology, Inc. Electronic Arts, a publisher of video games for PlayStation and Xbox 360 consoles, benefited from improvements made to its video game content. Additionally, Electronic Arts has plans to release a new, highly anticipated Star Wars multi-player online game at the end of the year. Aspen Technology is a provider of software and services for manufacturers in process industries as well as engineering and construction firms. Its stock rallied as the company’s results exceeded expectations.
     The Fund’s investments in the utilities sector also benefited performance. The utilities sector was the top performing sector of the Index during the period and benefited from the defensive nature of utility stocks. Since utilities providers offer services that consumers need regardless of the economic environment, they tend to perform well during times of slow or negative economic growth. Electric utilities company Cleco Corp., diversified utilities provider SCANA Corp. and independent power producer Constellation Energy Group, Inc. contributed to performance results. We exited our position in Constellation by period end.
     The Fund underperformed the Index primarily in financials and energy. During the period, financial stocks struggled due to an uncertain regulatory environment, a slow growth environment, depressed interest rates and European debt worries. Although the Fund maintained an underweight to the sector, unfavorable stock selection hurt performance. Top detractors for the Fund were Comerica, Inc. and Assurant, Inc. Comerica’s stock lost value as the market punished it based on concerns over lower profits for the company in a flat interest rate yield curve environment. Assurant, which provides specialized insurance and related services, underperformed as there were concerns about its creditor-placed homeowners insurance coming under regulatory scrutiny. We sold our positions in Comerica and Assurant during the period.
8 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

     In energy, certain stocks did not perform well given the volatility of the markets over the reporting period and sharp swings in oil prices, which led to lower revenues for some oil and gas exploration and production companies and higher costs. The Fund’s holdings in Cimarex Energy Co. and Whiting Petroleum Corp., both exploration and production firms, hurt performance.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2011. In the case of Class A, Class B, Class C and Class N shares, performance is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on October 24, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to that of the Russell 2000 Index, the Russell 2500 Index and the Russell 2500 Value Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Russell 2500 Index is a broad-based index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 Value Index is a broad-based measure of small- and mid-cap value stocks. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the securities comprising the indices.
9 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
10 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
11 - OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
12 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
13 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
14 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 10/24/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors that have a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	May 1, 2011	October 31, 2011	October 31, 2011

Class A	$1,000.00	$850.60	$5.90
Class B	1,000.00	846.80	9.83
Class C	1,000.00	847.00	9.55
Class N	1,000.00	849.20	7.21
Class Y	1,000.00	851.50	4.63

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.85	6.43
Class B	1,000.00	1,014.62	10.72
Class C	1,000.00	1,014.92	10.41
Class N	1,000.00	1,017.44	7.86
Class Y	1,000.00	1,020.21	5.05
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.26%
Class B	2.10
Class C	2.04
Class N	1.54
Class Y	0.99
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2011

	Shares	Value
Common Stocks—93.8%
Consumer Discretionary—11.4%
Auto Components—1.2%
Lear Corp.	500,000	$23,455,000
Diversified Consumer Services—0.8%
Coinstar, Inc.[1]	300,000	14,322,000
Hotels, Restaurants & Leisure—0.7%
Pinnacle Entertainment, Inc.[1]	1,200,000	13,584,000
Household Durables—2.7%
Mohawk Industries, Inc.[1]	400,000	21,060,000
Newell Rubbermaid, Inc.	2,000,000	29,600,000

		50,660,000
Leisure Equipment & Products—2.6%
Hasbro, Inc.	400,000	15,224,000
Mattel, Inc.	1,200,000	33,888,000

		49,112,000
Media—1.5%
Cablevision Systems Corp. New York Group, Cl. A	2,000,000	28,940,000
Specialty Retail—0.7%
Children’s Place Retail Stores, Inc.[1]	300,000	14,085,000
Textiles, Apparel & Luxury Goods—1.2%
PVH Corp.	300,000	22,323,000
Consumer Staples—7.6%
Beverages—1.1%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	500,000	21,170,000
Food & Staples Retailing—0.7%
Kroger Co. (The)	600,000	13,908,000
Food Products—3.1%
Adecoagro SA1	1,500,000	14,580,000
ConAgra Foods, Inc.	1,000,000	25,330,000
Sara Lee Corp.	1,000,000	17,800,000

		57,710,000
Household Products—2.7%
Church & Dwight Co., Inc.	500,000	22,090,000
Energizer Holdings, Inc.[1]	400,000	29,516,000

		51,606,000
Energy—9.6%
Energy Equipment & Services—3.8%
Ensco plc, Sponsored ADR	575,000	28,554,500
Nabors Industries Ltd.[1]	1,000,000	18,330,000
Tidewater, Inc.	500,000	24,615,000

		71,499,500
Oil, Gas & Consumable Fuels—5.8%
Bill Barrett Corp.[1]	600,000	24,960,000
Cimarex Energy Co.	300,000	19,200,000
EQT Corp.	350,000	22,225,000
Noble Energy, Inc.	225,000	20,101,500
Whiting Petroleum Corp.[1]	500,000	23,275,000

		109,761,500
Financials—19.3%
Capital Markets—1.0%
Affiliated Managers
Group, Inc.[1]	200,000	18,522,000
Commercial Banks—8.2%
CIT Group, Inc.[1]	600,000	20,910,000
Fifth Third Bancorp	1,700,000	20,417,000
M&T Bank Corp.	500,000	38,055,000
Prosperity Bancshares, Inc.	500,000	19,245,000
Signature Bank[1]	200,000	11,150,000
TCF Financial Corp.	2,200,000	23,408,000
Zions Bancorp	1,300,000	22,568,000

		155,753,000

18   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

	Shares	Value
Insurance—9.0%
ACE Ltd.	300,000	$21,645,000
Aon Corp.	675,000	31,468,500
Everest Re Group Ltd.	400,000	35,968,000
Progressive Corp.	1,500,000	28,515,000
Reinsurance Group of America, Inc.	600,000	31,338,000
Unum Group	900,000	21,456,000

		170,390,500
Real Estate Investment Trusts—1.1%
BioMed Realty Trust, Inc.	1,200,000	21,732,000
Health Care—9.3%
Health Care Providers & Services—7.2%
Aetna, Inc.	750,000	29,820,000
Cardinal Health, Inc.	500,000	22,135,000
DaVita, Inc.[1]	500,000	35,000,000
Humana, Inc.	300,000	25,467,000
Universal Health Services, Inc., Cl. B	600,000	23,982,000

		136,404,000
Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.[1]	300,000	11,121,000
Pharmaceuticals—1.5%
Hospira, Inc.[1]	300,000	9,435,000
Mylan, Inc.[1]	1,000,000	19,570,000

		29,005,000
Industrials—10.3%
Aerospace & Defense—0.9%
AerCap Holdings NV1	1,500,000	17,790,000
Airlines—0.8%
United Continental Holdings, Inc.[1]	800,000	15,456,000
Commercial Services & Supplies—1.0%
Republic Services, Inc.	650,000	18,499,000
Electrical Equipment—2.2%
Cooper Industries plc	800,000	41,968,000
Industrial Conglomerates—2.2%
Tyco International Ltd.	900,000	40,995,000
Machinery—3.0%
AGCO Corp.[1]	700,000	30,681,000
Stanley Black & Decker, Inc.	400,000	25,540,000

		56,221,000
Road & Rail—0.2%
Hunt (J.B.) Transport Services, Inc.	125,000	5,288,750
Information Technology—9.5%
Communications Equipment—2.8%
Juniper Networks, Inc.[1] 1,200,000		29,364,000
Research in Motion Ltd.[1]	1,200,000	24,240,000

		53,604,000
IT Services—0.9%
TeleTech Holdings, Inc.[1]	1,000,000	17,480,000
Semiconductors & Semiconductor Equipment—1.6%
Atmel Corp.[1]	1,000,000	10,560,000
Xilinx, Inc.	600,000	20,076,000

		30,636,000
Software—4.2%
Aspen Technology, Inc.[1]	1,000,000	17,340,000
CA, Inc.	750,000	16,245,000
Electronic Arts, Inc.[1]	1,000,000	23,350,000
Take-Two Interactive Software, Inc.[1]	1,400,000	22,092,000

		79,027,000
Materials—5.2%
Chemicals—4.2%
Airgas, Inc.	475,000	32,751,250
Celanese Corp., Series A	400,000	17,420,000
Mosaic Co. (The)	500,000	29,280,000

		79,451,250
Containers & Packaging—1.0%
Rock-Tenn Co., Cl. A	325,000	19,236,750
Telecommunication Services—1.1%
Wireless Telecommunication Services—1.1%
NII Holdings, Inc.[1]	850,000	20,000,500

19   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Utilities—10.5%
Electric Utilities—4.6%
Cleco Corp.	1,000,000	$36,870,000
NV Energy, Inc.	1,500,000	24,060,000
Pepco Holdings, Inc.	1,300,000	25,740,000

		86,670,000
Energy Traders—0.5%
GenOn Energy, Inc.[1]	3,000,000	9,150,000
Gas Utilities—1.5%
AGL Resources, Inc.	700,000	29,358,000
Multi-Utilities—3.9%
CMS Energy Corp.	2,000,000	41,640,000
SCANA Corp.	750,000	31,710,000

		73,350,000

Total Common Stocks (Cost $1,596,052,470)		1,779,244,750
Investment Companies—8.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%[2,3] (Cost $152,351,538) 152,351,538		$152,351,538
Total Investments, at Value (Cost $1,748,404,008)	101.8%	1,931,596,288
Liabilities in Excess of Other Assets	(1.8)	(34,472,886)

Net Assets	100.0%	$1,897,123,402

Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 29, 2010[a]	Additions	Reductions	October 31, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	138,411,479	1,039,541,894	1,025,601,835	152,351,538

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$152,351,538	$223,956
a.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
3.	Rate shown is the 7-day yield as of October 31, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

20   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2011 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$216,481,000	$—	$—	$216,481,000
Consumer Staples	144,394,000	—	—	144,394,000
Energy	181,261,000	—	—	181,261,000
Financials	366,397,500	—	—	366,397,500
Health Care	176,530,000	—	—	176,530,000
Industrials	196,217,750	—	—	196,217,750
Information Technology	180,747,000	—	—	180,747,000
Materials	98,688,000	—	—	98,688,000
Telecommunication Services	20,000,500	—	—	20,000,500
Utilities	198,528,000	—	—	198,528,000
Investment Company	152,351,538	—	—	152,351,538

Total Assets	$1,931,596,288	$—	$—	$1,931,596,288

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.

21   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,596,052,470)	$1,779,244,750
Affiliated companies (cost $152,351,538)	152,351,538

1,931,596,288
Cash	586,175
Receivables and other assets:
Investments sold	21,232,032
Shares of beneficial interest sold	9,244,807
Dividends	939,716
Other	167,084

Total assets	1,963,766,102

Liabilities
Payables and other liabilities:
Investments purchased	60,022,316
Shares of beneficial interest redeemed	4,750,835
Trustees’ compensation	636,316
Transfer and shareholder servicing agent fees	598,284
Distribution and service plan fees	365,752
Shareholder communications	233,908
Other	35,289

Total liabilities	66,642,700

Net Assets	$1,897,123,402

Composition of Net Assets
Par value of shares of beneficial interest	$654,058
Additional paid-in capital	2,513,702,400
Accumulated net investment loss	(633,357)
Accumulated net realized loss on investments	(799,791,979)
Net unrealized appreciation on investments	183,192,280

Net Assets	$1,897,123,402

22   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,250,054,877 and 41,600,261 shares of beneficial interest outstanding)	$30.05
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$31.88
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,099,912 and 3,323,966 shares of beneficial interest outstanding)	$25.60
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $285,734,913 and 11,144,719 shares of beneficial interest outstanding)	$25.64
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $176,002,307 and 6,080,633 shares of beneficial interest outstanding)	$28.94
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $100,231,393 and 3,256,257 shares of beneficial interest outstanding)	$30.78
See accompanying Notes to Financial Statements.

23   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $47,438)	$31,028,407
Affiliated companies	223,956
Interest	2,011
Other income	39,554

Total investment income	31,293,928

Expenses
Management fees	15,099,118
Distribution and service plan fees:
Class A	3,678,955
Class B	1,135,181
Class C	3,358,248
Class N	1,066,799
Transfer and shareholder servicing agent fees:
Class A	4,857,991
Class B	637,378
Class C	1,099,761
Class N	753,990
Class Y	316,013
Shareholder communications:
Class A	315,881
Class B	69,777
Class C	86,438
Class N	20,502
Class Y	10,111
Trustees’ compensation	52,269
Custodian fees and expenses	12,372
Administration service fees	1,500
Other	502,367

Total expenses	33,074,651
Less waivers and reimbursements of expenses	(372,600)

Net expenses	32,702,051

Net Investment Loss	(1,408,123)
Realized and Unrealized Gain (Loss)
Net realized gain on investments	339,395,596
Net change in unrealized appreciation/depreciation on investments	(260,818,079)

Net Increase in Net Assets Resulting from Operations	$77,169,394

See accompanying Notes to Financial Statements.

24   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 29,
	2011	2010[1]

Operations
Net investment loss	$(1,408,123)	$(6,929,917)
Net realized gain	339,395,596	220,245,757
Net change in unrealized appreciation/depreciation	(260,818,079)	237,312,219

Net increase in net assets resulting from operations	77,169,394	450,628,059

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(376,168,519)	(338,346,157)
Class B	(43,495,600)	(35,544,512)
Class C	(56,497,898)	(48,402,350)
Class N	(55,964,532)	(35,991,716)
Class Y	(4,737,986)	6,565,403

	(536,864,535)	(451,719,332)

Net Assets
Total decrease	(459,695,141)	(1,091,273)
Beginning of period	2,356,818,543	2,357,909,816

End of period (including accumulated net investment loss of $633,357 and $670,859, respectively)	$1,897,123,402	$2,356,818,543

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.

25   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

FINANCIAL HIGHLIGHTS

	October 31,	October 29,	October 31,	October 31,	October 31,
Class A Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$29.44	$24.35	$19.90	$42.78	$36.95

Income (loss) from investment operations:
Net investment income (loss)[2]	.03	(.03)	.03	.02	(.08)
Net realized and unrealized gain (loss)	.58	5.12	4.43	(19.19)	7.97

Total from investment operations	.61	5.09	4.46	(19.17)	7.89

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	—	(3.71)	(2.06)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	—	—	(.01)	(3.71)	(2.06)

Net asset value, end of period	$30.05	$29.44	$24.35	$19.90	$42.78

Total Return, at Net Asset Value[3]	2.07%	20.90%	22.43%	(48.93)%	22.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,250,055	$1,573,085	$1,604,830	$1,476,752	$3,530,371

Average net assets (in thousands)	$1,527,052	$1,642,391	$1,421,837	$2,688,839	$3,150,544

Ratios to average net assets:[4]
Net investment income (loss)	0.11%	(0.13)%	0.13%	0.06%	(0.19)%
Total expenses[5]	1.26%	1.29%	1.46%	1.16%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.28%	1.32%	1.16%	1.08%

Portfolio turnover rate	89%	71%	99%	94%	115%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.27%
Year Ended October 29, 2010	1.29%
Year Ended October 31, 2009	1.47%
Year Ended October 31, 2008	1.16%
Year Ended October 31, 2007	1.08%
See accompanying Notes to Financial Statements.

26   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

	October 31,	October 29,	October 31,	October 31,	October 31,
Class B Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$25.29	$21.08	$17.37	$38.10	$33.38

Income (loss) from investment operations:
Net investment loss[2]	(.20)	(.22)	(.12)	(.22)	(.36)
Net realized and unrealized gain (loss)	.51	4.43	3.84	(16.80)	7.14

Total from investment operations	.31	4.21	3.72	(17.02)	6.78

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	—	(3.71)	(2.06)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	—	—	(.01)	(3.71)	(2.06)

Net asset value, end of period	$25.60	$25.29	$21.08	$17.37	$38.10

Total Return, at Net Asset Value[3]	1.23%	19.97%	21.44%	(49.34)%	21.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,100	$123,847	$135,576	$132,365	$367,688

Average net assets (in thousands)	$113,687	$131,255	$123,578	$256,533	$370,633

Ratios to average net assets:[4]
Net investment loss	(0.71)%	(0.91)%	(0.67)%	(0.75)%	(1.00)%
Total expenses[5]	2.30%	2.31%	2.49%	1.96%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	2.07%	2.13%	1.96%	1.90%

Portfolio turnover rate	89%	71%	99%	94%	115%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.31%
Year Ended October 29, 2010	2.31%
Year Ended October 31, 2009	2.50%
Year Ended October 31, 2008	1.96%
Year Ended October 31, 2007	1.90%
See accompanying Notes to Financial Statements.

27   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

	October 31,	October 29,	October 31,	October 31,	October 31,
Class C Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$25.32	$21.10	$17.38	$38.10	$33.36

Income (loss) from investment operations:
Net investment loss[2]	(.18)	(.21)	(.11)	(.20)	(.34)
Net realized and unrealized gain (loss)	.50	4.43	3.84	(16.81)	7.14

Total from investment operations	.32	4.22	3.73	(17.01)	6.80

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	—	(3.71)	(2.06)
Tax return of capital distribution	—	—	(.01)	—	—
Total dividends and/or distributions to shareholders	—	—	(.01)	(3.71)	(2.06)

Net asset value, end of period	$25.64	$25.32	$21.10	$17.38	$38.10

Total Return, at Net Asset Value[3]	1.26%	20.00%	21.48%	(49.30)%	21.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$285,735	$334,710	$322,950	$318,189	$812,430

Average net assets (in thousands)	$336,244	$336,938	$291,243	$598,093	$725,723

Ratios to average net assets:[4]
Net investment loss	(0.67)%	(0.89)%	(0.62)%	(0.70)%	(0.95)%
Total expenses[5]	2.03%	2.07%	2.24%	1.91%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.04%	2.08%	1.91%	1.84%

Portfolio turnover rate	89%	71%	99%	94%	115%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.04%
Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.25%
Year Ended October 31, 2008	1.91%
Year Ended October 31, 2007	1.84%
See accompanying Notes to Financial Statements.

28   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

	October 31,	October 29,	October 31,	October 31,	October 31,
Class N Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$28.44	$23.58	$19.31	$41.75	$36.24

Income (loss) from investment operations:
Net investment loss[2]	(.05)	(.10)	(.02)	(.09)	(.22)
Net realized and unrealized gain (loss)	.55	4.96	4.30	(18.64)	7.79

Total from investment operations	.50	4.86	4.28	(18.73)	7.57

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	—	(3.71)	(2.06)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	—	—	(.01)	(3.71)	(2.06)

Net asset value, end of period	$28.94	$28.44	$23.58	$19.31	$41.75

Total Return, at Net Asset Value[3]	1.76%	20.61%	22.19%	(49.10)%	21.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,002	$224,132	$218,401	$187,639	$397,075

Average net assets (in thousands)	$213,872	$227,923	$192,372	$320,483	$325,526

Ratios to average net assets:[4]
Net investment loss	(0.17)%	(0.38)%	(0.09)%	(0.29)%	(0.55)%
Total expenses[5]	1.54%	1.62%	1.86%	1.56%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.53%	1.52%	1.54%	1.50%	1.45%

Portfolio turnover rate	89%	71%	99%	94%	115%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.62%
Year Ended October 31, 2009	1.87%
Year Ended October 31, 2008	1.56%
Year Ended October 31, 2007	1.45%
See accompanying Notes to Financial Statements.

29   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

	October 31,	October 29,	October 31,	October 31,	October 31,
Class Y Year Ended	2011	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$30.08	$24.79	$20.18	$43.17	$37.14

Income (loss) from investment operations:
Net investment income[2]	.12	.06	.12	.14	.07
Net realized and unrealized gain (loss)	.58	5.23	4.50	(19.42)	8.02

Total from investment operations	.70	5.29	4.62	(19.28)	8.09

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	—	(3.71)	(2.06)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	—	—	(.01)	(3.71)	(2.06)

Net asset value, end of period	$30.78	$30.08	$24.79	$20.18	$43.17

Total Return, at Net Asset Value[3]	2.33%	21.34%	22.91%	(48.73)%	22.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100,231	$101,045	$76,153	$72,540	$93,996

Average net assets (in thousands)	$102,025	$120,886	$76,732	$93,084	$63,467

Ratios to average net assets:[4]
Net investment income	0.35%	0.21%	0.57%	0.43%	0.18%
Total expenses[5]	1.00%	0.91%	0.93%	0.76%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	0.90%	0.92%	0.76%	0.72%

Portfolio turnover rate	89%	71%	99%	94%	115%

1.	October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	0.91%
Year Ended October 31, 2009	0.94%
Year Ended October 31, 2008	0.76%
Year Ended October 31, 2007	0.72%
See accompanying Notes to Financial Statements.

30   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Previous Annual Period. Since October 29, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

31   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

32   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$—	$—	$766,040,637	$149,440,937

1.	As of October 31, 2011, the Fund had $766,040,637 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2011, details of the capital loss carryforward were as follows:

33   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Expiring

2017	$766,040,637

2.	During the fiscal year ended October 31, 2011, the Fund utilized $324,398,555 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended October 29, 2010, the Fund utilized $208,647,167 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Increase to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments
$1,018,764	$1,445,625	$2,464,389
No distributions were paid during the years ended October 31, 2011 and October 29, 2010.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,782,155,351

Gross unrealized appreciation	$217,031,287
Gross unrealized depreciation	(67,590,350)

Net unrealized appreciation	$149,440,937

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.

34   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$13,306
Payments Made to Retired Trustees	51,589
Accumulated Liability as of October 31, 2011	514,849
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash

35   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2011		Year Ended October 29, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	8,259,826	$265,428,352	9,661,089	$261,627,891
Redeemed	(20,089,378)	(641,596,871)	(22,132,365)	(599,974,048)

Net decrease	(11,829,552)	$(376,168,519)	(12,471,276)	$(338,346,157)

Class B
Sold	480,437	$13,228,436	611,249	$14,348,577
Redeemed	(2,053,000)	(56,724,036)	(2,144,756)	(49,893,089)

Net decrease	(1,572,563)	$(43,495,600)	(1,533,507)	$(35,544,512)

Class C
Sold	1,609,596	$44,219,293	2,046,959	$48,009,904
Redeemed	(3,686,519)	(100,717,191)	(4,132,081)	(96,412,254)

Net decrease	(2,076,923)	$(56,497,898)	(2,085,122)	$(48,402,350)

36   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

	Year Ended October 31, 2011		Year Ended October 29, 2010
	Shares	Amount	Shares	Amount

Class N
Sold	1,564,348	$48,313,982	2,294,777	$60,041,213
Redeemed	(3,364,859)	(104,278,514)	(3,675,740)	(96,032,929)

Net decrease	(1,800,511)	$(55,964,532)	(1,380,963)	$(35,991,716)

Class Y
Sold	1,560,931	$50,851,197	4,182,885	$113,698,440
Redeemed	(1,663,636)	(55,589,183)	(3,895,357)	(107,133,037)

Net increase (decrease)	(102,705)	$(4,737,986)	287,528	$6,565,403

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$1,927,339,625	$2,448,752,670
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4.0 billion	0.58
Over $6.0 billion	0.56
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2011, the Fund paid $7,497,513 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

37   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class C	$8,786,477
Class N	4,596,203
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 31, 2011	$324,623	$23,183	$202,832	$20,733	$5,199

38   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2011, the Manager waived fees and/or reimbursed the Fund $126,786 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$239,452
Class N	5,394
Class Y	968
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.

39   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek

40   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

41   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid- Cap Value Fund (one of the portfolios constituting the Oppenheimer Quest for Value Funds), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid- Cap Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2011

42   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

43   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

44   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of John Damian, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap core funds. The Board noted that the Fund’s ten-year performance was better than its peer group median although its one-year, three-year, and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap core funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were lower than its peer group median and average. The Fund’s total expenses were higher than its peer group median and average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the

45   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

46   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965- 1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

48   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

Matthew P. Fink, Trustee (since 2009) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

49   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Tynan, Trustee (since 2009) Age: 66	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005- March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President

50   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

William F. Glavin, Jr., Continued	(May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Damian, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

John Damian, Vice President (since 2001) Age: 43	Senior Vice President and Director of Value Equity Investments (since February 2007); Vice President of the Manager (September 2001-February 2007). Senior Analyst/Director for Citigroup Asset Management (November 1999- September 2001). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003- October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

51   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 - December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997- December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.

52   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc All rights reserved.

53   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.

55   |   OPPENHEIMER SMALL– & MID– CAP VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $83,200 in fiscal 2011 and $70,900 in fiscal 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2011 and 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $215,103 in fiscal 2011 and $400,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, attestation procedures and professional services for the capital accumulation plan and FIN 45.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $16,540 in fiscal 2011 and $48,113 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $233,143 in fiscal 2011 and $450,513 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/12/2011

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	12/12/2011